UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[ x ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

Uranerz Energy Corporation
(Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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URANERZ ENERGY CORPORATION

Notice of Annual Meeting of Stockholders

To all Stockholders of Uranerz Energy Corporation:

You are invited to attend the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Uranerz Energy Corporation (the “Company”). The Annual Meeting will be held at the Hilton Garden Inn, 1150 North Poplar Street, Casper, Wyoming 82601 on Wednesday, June 9, 2010, at 9:30 a.m. local time. The purposes of the meeting are:

1.

To elect the Nominees to the Company’s Board of Directors to serve until the Company’s 2011 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are Nominees for election as Directors: Glenn Catchpole, George Hartman, Dennis Higgs, Paul Saxton, Gerhard Kirchner, Peter Bell, Arnold Dyck, and Richard Holmes;

2.	To approve the Company’s Shareholder Rights Plan;

3.	To ratify the appointment of Company’s independent registered public accounting firm, Manning Elliott, LLP, for the fiscal year ending December 31, 2010; and

4.	To conduct any other business that may properly come before the meeting.

The Board of Directors has fixed April 21, 2010 as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of April 21, 2010 will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the meeting to attend and vote at the meeting. If your shares are not registered in your name, you will need to bring proof of your ownership of those shares to the meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with either a copy of an account statement or a letter that shows your ownership of Company stock as of April 21, 2010. Please bring that documentation to the meeting.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person. The Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders and the Company’s Annual Report for the fiscal year ended December 31, 2009 are available at http://www.uranerz.com/2010annual meeting.

By Order of the Board of Directors,

Sandra R. MacKay
Corporate Secretary

April *, 2010

THIS PAGE INTENTIONALLY LEFT BLANK

Table of Contents

Notice of Annual Meeting of Stockholders

Proxy Statement for Annual Meeting of Stockholders

Questions and Answers About Proxy Materials and Voting

Proposal 1 – Election of Directors
General Questions
Information on the Board of Directors, Executive Officers And Key Employees
Corporate Governance
Board of Directors Structure
Meetings of the Board and Board Member Attendance Of Annual Meeting
Communications to the Board
Risk Oversight
Board Committees
Director Compensation
Other Governance Matters
Executive Compensation
Compensation Discussion and Analysis
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
Certain Relationships and Related Transactions

Proposal 2 – Approval of the Shareholder Rights Plan
Purpose of the Shareholder Rights Plan
Summary of the Shareholder Rights Plan

Proposal 3 – Ratification of the Appointment of the Independent Registered Public
Accounting Firm
Information on Independent Registered Public Accounting Firm
Other Matters

Appendix A – Form of Proxy Card
Appendix B – Shareholder Rights Plan

URANERZ ENERGY CORPORATION
1701 EAST “E” STREET • P.O. BOX 50850
CASPER • WYOMING • USA • 82605-0850

Proxy Statement
for
Annual Meeting of Stockholders

To Be Held June 9, 2010

Unless the context requires otherwise, references in this statement to “Uranerz Energy,” the “Company,” “we,” “us” or “our” refer to Uranerz Energy Corporation.

The Annual Meeting of Stockholders of Uranerz Energy (the “Annual Meeting”) will be held at the Hilton Garden Inn, 1150 North Poplar Street, Casper, Wyoming 82601 on Wednesday, June 9, 2010, at 9:30 a.m. local time.

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s stock on or about April 30, 2010.

You are invited to attend the meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee –you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors, FOR the approval of the Shareholder Rights Plan, and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Our corporate bylaws define a quorum as a one-third of the voting power of the issued and outstanding voting stock present in person or by proxy. The Company’s Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. An affirmative vote of a simple majority of the shares present, whether in person or by proxy, is required to approve the Shareholder Rights Plan and to ratify the appointment of the Company’s independent registered public accounting firm.

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QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business April 21, 2010 and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Glenn Catchpole, President and Chief Executive Officer of the Company, and Dennis Higgs, Executive Chairman of the Board of the Company, as your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) in accordance with your instructions on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed April 21, 2010 as the record date for the Annual Meeting. Only holders of Uranerz Energy voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of April 21, 2010, the Company had 64,194,887 shares of Common Stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

  The election of eight (8) directors for the ensuing year;

  The ratification of the Shareholder Rights Plan;

  The appointment of the Company’s independent registered public accounting firm, Manning Elliott LLP; and

  Any other business that may properly come before the meeting.

How many votes do I get?

Each share of Common Stock is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR each of the nominees to the Board, FOR the approval of the Shareholder Rights Plan, and FOR the ratification of the appointment of the Company’s independent registered public accounting firm, Manning Elliott LLP.

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How do I vote?

You have several voting options. You may vote by:

  Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;

  Signing and faxing your proxy card to our transfer agent, Corporate Stock Transfer, for proxy voting, to the fax number provided on the proxy card;

  Voting over the Internet by following the procedures provided on the proxy card; or

  Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What if I share an address with another shareholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the shareholder’s prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of shareholders who share the same address. If you share an address with another shareholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address below or call us at (604) 689-1659 to request another copy of the proxy materials. Please note that each shareholder should receive a separate proxy card to vote the shares they own.

Send requests to:
Uranerz Energy Corporation
Suite 1410 – 800 West Pender Street,
Vancouver, B.C., Canada V6C 2V6

Attention: Sandra R. MacKay
Corporate Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

  Signing another proxy with a later date and mailing it to the attention of: Jason K. Brenkert, Inspector of  Elections, at 370 17th Street, Suite 4700, Denver, Colorado, 80202, so long as it is received prior to 12:00 p.m., MST, on June 8, 2010;

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  Voting in person at the Annual Meeting; or

  Giving written notice of the revocation of your proxy to the Company’s Corporate Secretary, Sandra R.  MacKay, at the address given above, prior to 12:00 p.m., MST on June 8, 2010.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that one-third of the outstanding voting shares of the Company as of the record date must be present at the meeting. Based on 64,194,887 shares of Common Stock outstanding as of the record date of April 21, 2010, 21,184,313 shares of Common Stock must be present in person or by proxy for the quorum to be reached. Your shares will be counted as present at the Annual Meeting if you:

  Submit a properly executed proxy card (even if you do not provide voting instructions); or

  Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals and will not affect the outcome of the vote on any proposal contained in this year’s Proxy Statement.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to approve the Shareholder Rights Plan?

The Shareholder Rights Plan will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

How many votes are needed to ratify the appointment of the independent registered public accountant Manning Elliott LLP?

The ratification of the appointment of the independent registered public accountant Manning Elliott LLP will be approved if the votes cast FOR the proposal exceed the votes cast AGAINST the proposal (a majority of shares voting). A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances and subject to certain legal restrictions, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Where can I find the voting results of the meeting?

Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K with the Securities and Exchange Commission (SEC) announcing the voting results of the Annual Meeting.

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Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement. The Company will pay a reasonable fee in relation to these services. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred in mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2011 annual meeting of Stockholders?

In order to be considered for inclusion in next year’s (2011) proxy statement, stockholder proposals must be submitted in writing to the Company’s Corporate Secretary, Sandra R. MacKay, at Uranerz Energy Corporation, Suite 1410, 800 West Pender Street, Vancouver, B.C. Canada V6C 2V6, and received no later than January 1, 2011. Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after March 17, 2011 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934.

How can I obtain a copy of the 2009 Annual Report on Form 10-K?

The Company’s 2009 Annual Report on Form 10-K, including financial statements, is available through the SEC’s website at http://www.sec.gov.

At the written request of any stockholder who owns Common Stock on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2009 Annual Report on Form 10-K as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2009 Annual Report on Form 10-K should be mailed to:

Uranerz Energy Corporation
Suite 1410 – 800 West Pender Street,
Vancouver, B.C., Canada V6C 2V6

Attention: Corporate Secretary

What materials accompany or are attached to this proxy statement?

The following materials accompany this proxy statement:

  Form of proxy card; and

  The Company’s Annual Report on Form 10-K.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card or voting instruction form sent to stockholders of record. The 2009 Annual Report and this Proxy Statement can be accessed on the Company’s website at http://www.uranerz.com/2010annualmeeting. Directions for attending the Annual Meeting can also be found at this website.

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APPENDIX “A” – Form of Proxy Card

APPENDIX “B” – Shareholder Rights Plan

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PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The current Board is composed of eight Directors. The Company’s current bylaws require the Board to have at least one and no more than twelve Directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next Annual Meeting.

Who is standing for election this year?

The Board of Directors has nominated the following eight current Board Members for election at the 2010 Annual Meeting, to hold office until the 2011 Annual Meeting:

  Glenn Catchpole;
  George Hartman;
  Dennis Higgs;
  Paul Saxton;
  Gerhard Kirchner;
  Peter Bell;
  Arnold Dyck; and
  Richard Holmes.

What if a nominee is unable or unwilling to serve?

Should any one or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board recommends a vote FOR each of the nominees.

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INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

The following table sets forth certain information with respect to our current directors, executive officers and key employees. The term for each director expires at our next annual meeting or until his or her successor is appointed. The ages of the directors, executive officers and key employees are shown as of December 31, 2009.

Name	Current Office with Company	Principal Occupation	Director/Officer Since	Age
Glenn Catchpole	President and Chief Executive Officer; Director	President and Chief Executive Officer, Uranerz Energy Corporation	March 1, 2005	66
George Hartman	Executive Vice- President and Chief Operating Officer; Director	Executive Vice-President and Chief Operating Officer, Uranerz Energy Corporation	May 9, 2005	70
Dennis Higgs	Executive Chairman	Executive Chairman of the Board, Uranerz Energy Corporation	May 26, 1999	52
Paul Saxton*	Director	President of Lincoln Mining Corporation	October 26, 2004	63
Dr. Gerhard Kirchner*	Director	Member, Advisory Board, Mindoro Resources Limited	March 13, 2005	79
Peter Bell*	Director	President of Ezon Healthtech Corporation	May 10, 2006	75
Arnold J. Dyck*	Director	Retired	May 23, 2006	69
Richard Holmes*	Director	Secretary, Treasurer PhosMex Corporation	May 23, 2006	68
Benjamin Leboe	Chief Financial Officer	Chief Financial Officer of Uranerz Energy Corporation	May 23, 2006	64

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Kurtis Brown	Senior Vice- President, Exploration	Senior Vice-President, Exploration of Uranerz Energy Corporation	March 8, 2007	59
Douglas Hirschman	Vice President, Lands	Vice President, Lands of Uranerz Energy Corporation	December 6, 2007	57

* - Indicates that the director is “independent” in accordance with the NYSE Amex Equities Company Guide.The following is a description of the business background of the directors and executive officers of Uranerz Energy Corporation.

Mr. Glenn Catchpole was appointed to the Board and became our President on March 1, 2005. Mr. Catchpole is a licensed engineer who holds an M.S. in civil engineering from Colorado State University. He has been active in the uranium solution mining industry since 1978, holding various positions including well field engineer, project manager, general manager and managing director of several uranium solution mining operations.

In 1988 Mr. Catchpole joined Uranerz U.S.A., Inc. and Uranerz Exploration and Mining Ltd. and became Director of Regulatory Affairs, Environmental Engineering and Solution Mining. Mr. Catchpole’s responsibilities included the monitoring and oversight of the environmental and regulatory aspects of two large uranium mines in Canada and the operational aspects of one uranium solution mine in the United States. In 1996 Mr. Catchpole was appointed General Manager and Managing Director of the Inkai uranium solution mining project located in the Republic of Kazakhstan (Central Asia). In 1998 Cameco Corporation acquired Uranerz U.S.A. Inc., and Mr. Catchpole continued his post with the Inkai project. Mr. Catchpole spent six years taking the Inkai project from acquisition through feasibility study, joint venture formulation, government licensing, environmental permitting, design, construction and first phase start-up.

Following his departure from Cameco in 2002, Mr. Catchpole has been an independent consulting engineer providing project management to the oil and gas, mining, and construction industries from 2002 until joining our company in March 2005.

Mr. George Hartman was appointed to the Board of Directors and the role of Vice-President, Mining on May 9, 2005. He has thirty-seven years experience in developing green field projects into mining production companies including both metals and industrial mineral projects. He has an M.S. degree in Mineral Economics (Colorado School of Mines) and a B.S. in Chemistry (University of Denver). Four process patents have been granted in his name. His experience includes thirteen years managing several in-situ recovery uranium mines from green field exploration sites through commercial production.

For the past fourteen years Mr. Hartman was General Manager for Fort Cady Minerals Corporation where he had complete responsibility for solution mining and process development, permitting, design, procurement, construction, production and property management. Property management included federal mining claims and private leases for a large deposit of borate mineral. Mr. Hartman managed the project from test stage through construction and operation of a demonstration production facility and was also involved with product marketing.

From 1982 to 1989 Mr. Hartman was General Manager, In Situ Leach Projects, for Uranerz USA. During this period he managed the interests of all in situ uranium projects which Uranerz USA owned including Ruth, Crow Butte, and North Butte. Under his management, Uranerz USA served as the contract operator for the successful test solution mining of the Christenson Ranch uranium property now owned by Areva NC. He was on the Uranerz USA acquisition team that studied potential uranium and precious and base metal properties in Nebraska, Colorado, Texas, New Mexico, Utah, California and Wyoming.

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Prior to joining Uranerz USA, Mr. Hartman was president of Ogle Petroleum Inc. from 1979 to 1982 where he was in overall operating charge of this uranium production company that joint ventured with Duke Power on a commercial solution mine in Wyoming. He was responsible for managing the project from green field exploration through commercial production. Mr. Hartman personally designed the processing plant facilities.

Also, previous to his work with Uranerz USA, Mr. Hartman was the Texas Mines Manager for Wyoming Mineral Corporation (Westinghouse) from 1976 to 1979, where he was responsible for the management of two production in situ uranium mines with ion exchange processing plants in Bruni, and Three Rivers, Texas.

Mr. Dennis Higgs is Executive Chairman of the Board of Directors. Mr. Higgs was appointed to the Board of Directors as President and Chief Executive Officer on May 26, 1999, and resigned as President and Chief Executive Officer on March 1, 2005. Mr. Higgs became Executive Chairman of our Board of Directors on February 1, 2006.

Mr. Higgs has been involved in the financial and venture capital markets for over twenty years, raising several millions of dollars in the United States, Canada and Europe. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing and initial public listing of several companies.

In July 1990, Mr. Higgs established Senate Capital Group Inc., a private venture capital company which provides management consulting and investor relations services.

At present, Mr. Higgs also serves as a director of Miranda Gold Corp., a Canadian public gold exploration company, which he founded in May 1993.

Mr. Paul Saxton was appointed to the Board of Directors on October 26, 2004. Mr. Saxton is a mining engineer who also holds an MBA from the University of Western Ontario. He has been active in the mining industry since 1969, holding various positions including mining engineer, mine superintendent, president and chief executive officer of numerous Canadian mining companies.

Following 10 years with Cominco, Mr. Saxton became vice-president and president of Mascot Gold Mines Ltd. (from 1983 to 1986), initially working on the design and construction of the Nickel Plate mine in British Columbia, Canada. Subsequently Mr. Saxton became a vice-president of Corona Corporation (from 1986 to 1987 where he was responsible for western operations and exploration for the company and was instrumental in the re-opening of the Nickel Plate Mine). In 1989, Mr. Saxton was appointed senior vice-president of Viceroy Resource Corporation where he was responsible for helping to obtain financing and the construction and operations of the Castle Mountain mine in California. In 1994, Mr. Saxton was appointed as president of Loki Gold Corporation and Baja Gold Inc. where he was responsible for arranging over $45 million in mine financing and bringing the Brewery Creek Gold mine into production. Loki Gold, Baja Gold and Viceroy Resource Corp. were merged in 1996 and Mr. Saxton became President of Viceroy at that time.

Following his departure from Viceroy in 1998, Mr. Saxton became president of Standard Mining Corp., organizing the company and supervising its exploration activities until 2001, when Standard Mining Corp. was merged with Doublestar Resources Ltd. In March 2004,

Mr. Saxton is currently president and chief executive officer and a director of Lincoln Mining Corporation, a company engaged in mineral exploration in the State of Nevada whose shares are traded on the TSX Venture exchange.

Mr. Saxton has been appointed to the Company’s Corporate Governance & Nominating and Compensation Committees.

Dr. Gerhard F. Kirchner was appointed to the Board March 13, 2005. Dr. Kirchner has 40 years of international mine development and management experience including 20 years with Uranerz Exploration and Mining Ltd. (“UEM”) (from 1975 to 2005). At UEM, Dr. Kirchner spent nine years as General Manager and 11 years as Senior Vice President. He and his team were responsible for the Key Lake uranium discovery and the engineering and

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development of projects such as the Midwest uranium deposit, Eagle Point North uranium deposit, Star Lake gold deposit and the Crow Butte ISL uranium deposit.

Previous to his work with UEM, Dr. Kirchner spent six years developing and managing the Kamoto Mine in Kolwezi, Zaire from (1968 to 1974); six years consulting on mining and civil engineering projects in several countries including Surinam, Nigeria, Congo, Saudi Arabia and Austria (from 1962 to 1968); five years as a mine superintendent and exploration manager in Greenland (from 1957 to 1962) where he discovered the Molybdenum Porphyry Erzberg.

Dr. Kirchner is a member of the advisory board of Mindoro Resources Limited, a public company whose shares are listed on the Toronto Venture Exchange and the Frankfurt Exchange. During the period June 2004 to January 2008, Dr. Kirchner was a member of Mindoro’s Board of Directors and served as its Chairman of the Board.

Dr. Kirchner received a multidisciplinary education in mining engineering and economic geology and a Doctorate in Mining Sciences from the University of Leoben, Austria.

Dr. Kirchner is a member of the Company’s Compensation and Corporate Governance & Nominating Committees.

Mr. Arnold J. Dyck was appointed to the Board of Directors on May 10, 2006. Mr. Dyck was employed at Uranerz Exploration and Mining Limited from 1977 to 1998. Mr. Dyck progressed through various positions with Uranerz Canada Limited, Uranerz Exploration and Mining Limited, and Uranerz U.S.A. Inc. to become the Senior Vice-President and Chief Financial Officer for the Uranerz group of companies. He also served as a member of the board of directors for Uranerz U.S.A. Inc. and as chairman of the board with a subsidiary mining company. None of Uranerz Exploration and Mining Limited, Uranerz Canada Limited, Uranerz U.S.A. nor any of the original Uranerz group of companies is connected with, or a predecessor company to Uranerz Energy Corporation. The original Uranerz group of companies was acquired by Cameco, the world’s largest primary uranium producer, in 1998.

Mr. Dyck is a graduate of the Registered Industrial Accountant education program and was awarded the designation of certified Management Accountant in 1975.

Mr. Dyck chairs the Company’s Audit Committee and is a member of its Compensation Committee.

Mr. Richard W. Holmes was appointed to the Board of Directors on May 23, 2006. Mr. Holmes was an assistant controller with Duke Power Company (now Duke Energy) from 1971 to 1981. Duke Energy has operated nuclear plants for more than thirty years. While at Duke Power Mr. Holmes was Assistant Controller of the parent company. He was also Treasurer of Eastover Land Company, a $100 million subsidiary of Duke’s with interests in coal properties in Kentucky and West Virginia. Concurrently, Mr. Holmes was Treasurer of Western Fuel, Duke’s uranium mining project in Wyoming.

Mr. Holmes left Duke in 1981 to become Treasurer and Controller of Ogle Resources Inc., an oil and gas company with offshore exploration, drilling and production from 1981 to 1986. At the same time, Mr. Holmes was Treasurer and Controller for a sister company with an investment in in-situ recovery uranium mining in Wyoming.

During the past five years, although retired, Mr. Holmes is active as Secretary, Treasurer for PhosMex Corporation, a California phosphate mining corporation.

Mr. Holmes received his bachelor’s degree in accounting from the University of Wisconsin. He held the position of Senior Auditor at Arthur Andersen & Co. in Chicago, Illinois, from 1968 to 1971. Mr. Holmes was an active certified public accountant from 1971 to 2003.

Mr. Holmes has been appointed to the Company’s Audit committee, and serves as the Chair of the Corporate Governance & Nominating Committee.

Mr. Peter Bell was appointed to the Board of Directors on May 10, 2006. Mr. Bell practiced as a licensed pharmacist until 1968. Since that time he has been a self-employed consultant and a director and member of a number of private and public companies and professional organizations. Mr. Bell has been a director of Current

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Technology Corporation which markets an electrostatic hair maintenance and re-growth process, since 1992. Since 1997, Mr. Bell has been a director and is the President of Ezon Healthtech Corporation, a private company that is involved in the development of a graphic labeling system for pharmaceutical products.

Mr. Bell has provided a wide range of consulting services to businesses and health care companies and organizations. These consulting services have included: sales management and reorganization of sales forces; regional market development and marketing strategy; medical opinion surveys and market analysis; medical device product market development; business immigration program presentations; management studies in healthcare organizations; development and growth of public corporations.

Mr. Bell holds a Bachelor of Science Degree in Pharmacy from the University of Manitoba and a Masters in Business Administration from the University of Western Ontario.

Mr. Bell is the Chair of the Compensation Committee and a member of the Audit and Corporate Governance & Nominating Committees.

Mr. Benjamin Leboe was appointed as the Company’s Chief Financial Officer on May 23, 2006 and acted as our Corporate Secretary from October, 2006 to December, 2007 and from January 2009 to July 2009. Mr. Leboe was a Senior Consultant, management consulting, of the Business Development Bank of Canada from January 2005 to February 2006. Previously, from 1994 to 2004, Mr. Leboe was a senior financial officer and executive in public companies based in Vancouver and Montreal.

Mr. Leboe has been the Principal of Independent Management Consultants of British Columbia from 1990 to date. Concurrently, Mr. Leboe was previously vice-president and chief financial officer of VECW Industries Ltd. from 1990 to 1993, and a partner of KPMG Consulting from 1978 to 1990. Mr. Leboe received his Bachelor of Commerce degree from the University of British Columbia. Mr. Leboe is a Chartered Accountant and a Certified Management Consultant in the Province of British Columbia.

Mr. Kurtis Brown, a thirty-five year veteran of the mining industry, was appointed Senior Vice-President in March 2007. Immediately prior to joining Uranez, Mr. Brown was Health, Safety and Environmental Manager for Kellogg, Brown & Root, a natural gas producer. Mr. Brown also has five years experience as an independent geological consultant. In his previous employment, Mr. Brown assisted with the start up of the Christensen Ranch ISR commercial uranium mine now owned by Uranium One. Mr. Brown earned his Bachelor of Arts Degree in Geology from the University of Wyoming and is a Wyoming State certified Professional Geologist and Safety Professional.

Mr. Douglas Hirschman was appointed Vice-President, Lands in December 2007. From January 2006 to June 2007 Mr. Hirschman was Manager of Lands, International Newmont Gold Corporation. He was an independent Consulting Landman from 2002 through 2005 and has over thirty years of experience in the mineral exploration industry. Mr. Hirschman holds a Bachelor of Science Degree in Business Management from the University of Wyoming.

None of our executive officers or key employees is related by blood, marriage or adoption to any other director or executive officer.

To our knowledge, there is no arrangement or understanding between any of our officers and any other person pursuant to which the officer was selected to serve as an officer.

Separation of the positions of Chief Executive Officer and Chairman of the Board

Mr. Catchpole joined the Company in 2006 as its President and Chief Executive Officer. Prior to that time Mr. Higgs was President of the Company. Mr. Higgs assumed the position of Executive Chairman upon Mr. Catchpole’s joining the Company as President and Chief Executive Officer. This governance structure, whereby the positions of principle executive officer and board chairman are separate, was chosen in order to ensure broader accountability by management to the Board of Directors. Both the principal executive officer and the chairman positions report to and are accountable to the Board of Directors. This governance structure was also selected because the Company wished to ensure effective leadership in both of the Company’s offices. The principal executive officer oversees the

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operations office in Casper and the executive chairman oversees the administrative offices in Vancouver. In practice there is regular and effective communication between the principal executive officer and the executive chairman of the Board and the Board is of the view that the communication between management and the Board is enhanced by virtue of the fact that the two positions are distinct.

Advisory Board

We have an advisory board that consists entirely of professional geologists.

Dr. Franz J. Dahlkamp has over 45 years experience as an economic geologist, with specific emphasis in uranium. He started as an economic geologist with several mining companies in Germany and abroad. In 1968 he began working with the Uranerz group of companies and by 1974 he became the head of their exploration department. Since 1978 Dr. Dahlkamp has been consulting for mining companies, utilities, national and international institutions From 1978 to 2002, Dr. Dahlkamp lectured at the Universities of Leoben and Salzburg, Austria, and Munich, Germany (on uranium deposits: geology, economics, and exploration).

Dr. Dahlkamp has a PhD (1958), a Dr. of Science (Habilitation 1979), and is an Honorary Chair (Honorar-Professor) at Mining-University of Leoben (1990).

Dr. Gerhard Ruhrmann has close to 30 years experience in uranium exploration, mining and mine waste management. From 1976 to 1981, Dr. Ruhrmann was project geologist and exploration manager for Uranerz Exploration and Mining (UEM) in Canada, supervising field work in the Otish Mountains of Quebec, the Athabasca Basin in Saskatchewan, and the Thelon Basin in Nunavut. In 1982, Dr. Ruhrmann joined Key Lake Mining Corporation, to develop exploration tools for high grade unconformity-related uranium deposits on the basis of geological and mineralogical research at the Key Lake open pits and other mines in the Athabasca Basin. This resulted in a number of papers published in a variety of scientific periodicals including technical documents of the International Atomic Energy Agency.

In 1988, Dr. Ruhrmann became engaged in hydrogeological and geotechnical work in Cameco’s engineering division, assessing above-ground uranium tailings management facilities and contributing to the in-pit tailings disposal concept at the Deilmann open pit in Saskatchewan.

In 1993, Uranerzbergbau (UEB) in Germany called Dr. Ruhrmann to join its consulting branch. Assignments included the assessment of exploration and mining projects in central Asia and western Africa, managing a subsidiary exploration company in Guinea, providing technical assistance to regulatory agencies in Papua New Guinea, monitoring the reclamation work at the former uranium mines in eastern Germany, designing reclamation concepts for closed-out uranium mines in central Asia and eastern Europe as well as reviewing the mining practice in Vietnam. On the basis of this experience, Dr. Ruhrmann co-authored a book on environmental mine management, published in 2001.

Since 2003, Dr. Ruhrmann is practicing as an independent consultant to the mining industry and international technical assistance agencies. Assignments include a review of the mining industry in Mongolia, enhancement of small-scale mining in Papua New Guinea, quality control at uranium mine rehabilitation projects and the assessment of uranium prospects.

Dr. Ruhrmann has a diploma in geology and holds a doctor degree in geology from the University of Tuebingen, Germany. Since 2001, Dr. Ruhrmann is teaching mineral exploration at the University of Leoben, Austria.

Mr. Kenneth Cunningham brings over thirty years of experience from diversified mineral exploration and mining geology through to executive management. Eighteen of these years have been focused in Nevada. Currently Mr. Cunningham is the President and Chief Executive Officer of Miranda Gold Corp. where he aggressively positioned this company in the Cortez Gold Trend and successfully negotiated joint ventures with major mining companies including Newmont, Placer Dome, Newcrest and Barrick. Previously, he was Exploration Manager with Uranerz U.S.A. Inc. During his tenure with Uranerz Mr. Cunningham led the exploration and acquisition effort that resulted in two Nevada gold discoveries; a three-million-ounce discovery in the Battle Mountain trend and a one-plus-million

13

ounce discovery in the northern Carlin trend. Mr. Cunningham has also been Vice President of Tenneco Minerals Company and a Resident Manager with Echo Bay Mining Company.

Mr. Cunningham started his career with Houston Oil and Minerals as a member of its uranium exploration team. In 1978 he was responsible for the discovery of the Death Valley uranium deposit on Alaska’s Seward Peninsula. This deposit contains ten-million-pounds of uranium at a grade of .25% U3O8.

Mr. Joe Hebert is currently Vice President of Exploration for Miranda Gold Corp. Most recently, Mr. Hebert was the senior exploration geologist for the Cortez Joint Venture (Placer Dome and Kennecott Minerals) located on the Battle Mountain Trend in North Central Nevada. He was a member of the exploration team who discovered the 7.5 million ounce Cortez Hills gold deposit. During his tenure at Cortez he directed all generative and acquisition efforts within the joint venture area of interest.

From 1992 to 1999 Mr. Hebert consulted for Uranerz USA, Inc. where he conducted project evaluations and generative programs primarily in north central Nevada. The most significant result of this program was the recognition of gold potential and acquisition recommendations of the Nike-Converse property in Buffalo Valley where Uranerz discovered approximately 3 M oz of gold resource. He also recommended the REN property for acquisition, where currently development drilling on a high-grade resource is being conducted.

During the period when he was consulting, Mr. Hebert initiated a countrywide evaluation of Mongolia, identifying essentially unexplored epithermal systems from regional compilation and focused reconnaissance. He focused his client in gold-belts of NE Mongolia, acquiring for them two large concessions with multiple ore-grade showings in large epithermal and intrusive-related alteration cells. This program required interaction with high-level government officials, Mongolian junior companies, Mongolian Geological Survey and supervising native crews in remote camps.

Director Qualification and Background

The Company’s Corporate Governance and Nominating Committee identifies candidates for nomination to the Board of Directors. The Company does not have a formal policy with respect to evaluation of nominees however, it has been the Company’s practice to seek to compose a Board of Directors which bring a full complement of skills and attributes and experience to the Board and in this respect the Company looks for a diverse range of attributes and qualifications among its Board candidates. These include: financial acumen, previous public company governance experience, experience in the uranium industry, sound business experience, government relations experience, investor relations experience, sales and marketing experience, ISR mining experience, and knowledge of the nuclear power industry. Each candidate is not expected to have each of these elements but rather the Corporate Governance and Nominating committee seeks to nominate a group which, in the aggregate, is comprised of individuals who contribute the full range of such experience and qualifications. Additionally, each nominee is expected to display: a commitment to good governance and the protection of shareholders interests, demonstrated leadership skills, and effective communication skills. Nominees who have previously served as directors are also evaluated on the basis of their attendance record and their dedication to fulfillment of their responsibilities as a director of the Company.

In developing its recommendation as to the nominees to the Board of Directors for 2010, the Corporate Governance & Nominating Committee concluded that the proposed nominees should each serve as a director based on the following particular experience, qualifications and attributes of each director.

Mr. Glenn Catchpole is recommended as a nominee to the Board because of the following particular qualifications: extensive experience in the uranium industry, extensive government relations experience, proven business acumen, proven leadership abilities, strong interpersonal skills, a demonstrated ability to manage personnel and a proven ability to take projects from exploration stage through tot start up.

Mr. George Hartman is recommended as a nominee to the Board because of the following particular qualifications: extensive experience in the uranium industry, extensive experience in managing ISR uranium mines from greenfield exploration to commercial production; demonstrated ability to manage projects and personnel;

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demonstrated experience in negotiation with utility companies and other third parties; effective leadership and management skills; strong interpersonal skills.

Mr. Dennis Higgs is recommended as a nominee to the Board because of the following particular qualifications: significant experience in the raising of capital in the public markets, proven experience in forming companies and taking them from start-up to viability, significant experience in mergers & acquisitions and financings, experience in the mining industry and previous experience as a director of a public company, understanding of US and Canadian securities laws and regulations, demonstrated leadership and interpersonal skills; strong presentation and communication skills.

Mr. Paul Saxton is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Saxton is a professional engineer with extensive experience in the mining industry, including working as a mine superintendent and a chief executive officer of a number of Canadian mining companies. Mr. Saxton has considerable previous public company director experience and experience raising capital in the public markets.

Dr. Gerhard Kirchner is recommended as a nominee to the Board because of the following particular qualifications and attributes: over forty years of mine development and management experience, twenty of which have been in the uranium industry. Dr. Kirchner also has previous public company board experience, considerable investor relations experience and knowledge; his consultancy experience includes advising on mining and engineering projects worldwide.

Mr. Arnold Dyck is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Dyck is a Registered Industrial Account and Certified Management Accountant and is qualified as a “financial expert” as defined for Audit Committee purposes by applicable securities legislation. Mr. Dyck is knowledgeable in best audit committee practices and has previously served on public company board of directors. Mr. Dyck’s management and professional experience includes working within the uranium mining industry for the original Uranerz group of Companies in a professional capacity and ultimately as a member of the board of directors of certain companies within that group.

Mr. Richard Holmes is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Holmes is a certified public accountant with previous auditing experience and thus qualifies as a financial expert for Audit committee purposes as that term is defined by applicable securities legislation; additionally Mr. Holmes has experience working with a nuclear power plant operator and thus has knowledge of the nuclear power industry generally. Mr. Holmes also has previous public company board experience and mining industry experience.

Mr. Peter Bell is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Bell has considerable experience as a director of both public and private companies and professional organizations. Mr. Bell has broad business experience including having provided a broad range of consulting services to businesses in respect of marketing and sales efforts, business growth and development.

The Corporate Governance & Nominating Committee also evaluates each candidate in respect of whether there personal and professional schedules allow them to dedicate sufficient time to governance of the Company and in each case the above nominees has demonstrated consistent conscientiousness in devoting their time and energies to the affairs of the Company.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS STRUCTURE

The Company’s current bylaws require the Board to have at least one and no more than twelve Directors. The current Board is composed of eight Directors.

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Director Independence

We had eight directors at December 31, 2009, including five independent directors, as follows:

Dennis Higgs
Glenn Catchpole
George Hartman
Dr. Gerhard Kirchner, independent
Paul Saxton, independent
Arnold Dyck, independent
Peter Bell, independent
Richard Holmes, independent

An “independent” director is a director whom the Board of Directors has determined satisfies the requirements for independence under section 803A of the NYSE Amex Company Guide.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE OF ANNUAL MEETING

During the fiscal year ended December 31, 2009, the Board held six (6) meetings of the Board. None of the incumbent Directors attended fewer than 75% of the board meetings.

Board members are not required to attend the annual meeting but all endeavor to do so. All but one of the current Board members attended last year’s Annual Meeting of the Stockholders.

COMMUNICATIONS TO THE BOARD

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Sandra R. MacKay, at Uranerz Energy Corporation, Suite 1410 – 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6. The Company’s Corporate Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Corporate Secretary will review all communications before forwarding them to the appropriate Board member.

RISK OVERSIGHT

The Board has responsibility for risk oversight and review of management’s risk management practices. The President and Chief Executive Officer is responsible for a regular report to the Board on risk oversight and management. The President’s report is reviewed by the Board as a whole on a regular basis. This approach provides effective leadership on the subject of risk oversight because both senior management and the Board as a whole are actively engaged in effective risk oversight.

BOARD COMMITTEES

Our Board of Directors has established three standing board committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee, as well as a Marketing Committee.

The information below sets out the current members of each of Uranerz’s board committees and the advisory board and summarizes the functions of each of the committees in accordance with their mandates.

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Audit Committee

We have a standing audit committee, established in accordance with section 3(a) (58) (A) of the Securities Exchange Act of 1934, as amended. The committee’s charter complies with Rule 10A-3 and the requirements of the NYSE Amex Equities Exchange. Our audit committee is comprised of three directors all of whom, in the opinion of the Company’s Board of Directors, are independent (in accordance with Rule 10A-3 and the requirements of Section 803B of the NYSE Amex Equities Company Guide): Arnold Dyck, Peter Bell and Richard Holmes. Mr. Arnold Dyck satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and is, in the opinion of the Company’s Board of Directors, “independent” as that term is used in section 803B of the NYSE Amex EquitiesCompany Guide and rule 10A-3 (b) (i) of the Securities Exchange Act of 1934, as amended.

Our audit committee meets with our management and our external auditors to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. Our audit committee reviews our significant financial risks, is involved in the appointment of senior financial executives and annually reviews our insurance coverage and any off-balance sheet transactions.

Our audit committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our audit committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the audit committee. Our audit committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

During the fiscal year ended December 31, 2009, the Audit Committee met six times. A copy of the Audit Committee charter can be found on the Company’s website at www.uranerz.com.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors (the “Board”). The Committee has three members, each of whom is “independent” as determined under Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended, and the rules of the American Stock Exchange. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2009 financial statements, the Committee reviewed the 2009 audited financial statements, which appear in the 2009 Annual Report to Shareholders, with management and the Company’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and

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Exchange Commission on Form 10-K for the year ended December 31, 2009. The Committee and the Board have also recommended the selection of Manning Elliot LLP as independent auditors for the Company for the year 2010.

Submitted by the Audit Committee Members
Arnold Dyck, Chairman
Richard Holmes
Peter Bell

Compensation Committee

We have a Compensation Committee comprised of four directors all of whom, in the opinion of the Company’s Board of Directors, are independent (under the requirements of the NYSE Amex Equities Company Guide): Peter Bell (Committee Chair), Arnold Dyck, Gerhard Kirchner and Paul Saxton. We have a Compensation Committee charter that complies with the requirements of the NYSE Amex Equities. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures in the various jurisdictions in which we operate. Our Chief Executive Officer may not be present during the voting determination or deliberations in respect of his or her compensation. In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers, and proposes awards of stock options.

During the fiscal year ended December 31, 2009, the Compensation Committee met four times; additionally the Committee consulted with management on compensation related matters regularly throughout the year. A copy of the Compensation Committee charter can be found on the Company’s website at www.uranerz.com.

Corporate Governance & Nominating Committee

We have a Corporate Governance & Nominating Committee comprised of four directors all of whom, in the opinion of the Company’s Board of Directors, are independent (under the requirements of the NYSE Amex Equities Company Guide): Richard Holmes (Committee Chair), Peter Bell, Gerhard Kirchner and Paul Saxton. We have a Corporate Governance & Nominating Committee charter that complies with the requirements of the NYSE Amex Equities requirements. Our Corporate Governance Committee is responsible for developing our approach to corporate governance issues.

The Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. The Committee has not set formal criteria necessary for the consideration of a candidate, but the Committee does assess the nominee’s independence, as well as considers his or her experience, areas of expertise, diversity, perspective, broad business judgment and leadership, all in the context of an assessment of the perceived needs of the Board at that time.

Shareholder nominees are subject to the same consideration as nominees selected by the Committee or the Board. The Committee does not have a set policy for whether or how shareholders are to recommend nominees for consideration by the Board. No shareholder or shareholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.

All of the Nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance & Nominating Committee and were recommended by the Company’s current board of directors.

During the fiscal year ended December 31, 2009, the Corporate Governance & Nominating Committee met twice. A copy of the Corporate Governance & Nominating Committee charter can be found on the Company’s website at www.uranerz.com.

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Marketing Committee

We have a Marketing Committee comprised of two directors with expertise in the uranium industry: George Hartman and Arnold Dyck. This is a special committee responsible for developing our strategic approach to marketing issues and establishing risk adverse sales contracts.

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DIRECTOR COMPENSATION

Director Compensation - 2009

	Fees
	Earned or			Non-Equity	Non- Qualified
Name	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
			Note (1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Gerhard Kirchner	8,500		20,179				28,679
Paul Saxton	9,000		20,179				29,179
Arnold Dyck	51,000		20,179				71,179
Peter Bell	20,000		20,179				40,179
Richard Holmes	17,000		20,179				37,179

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the directors may differ materially and adversely from that reported herein.

Director Compensation - 2008

	Fees
	Earned or			Non-Equity	Non- Qualified
Name	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
			Note (1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Gerhard Kirchner	4,000		76,085				80,085
Paul Saxton	8,500		76,085				84,585
Arnold Dyck	26,500		76,085				102,585
Peter Bell	21,000		76,085				97,085
Richard Holmes	17,500		76,085				93,585

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the directors may differ materially and adversely from that reported herein.

Director Compensation Agreements and Summary of Director Compensation Policies

The Company did not compensate directors in 2005. Beginning in 2006, and during 2009, the Company established policies for director compensation as follows:

Non Executive members: $1,000 per meeting ($500 per telephone meeting) plus:

  Audit Committee: Chair: $11,000/year. Members: $8,000/year.
  Nominating & Governance Committee: Chair: $3,000/year. Members: $2,000/year.
  Compensation Committee: Chair: $4,500/year. Members: $3,000/year.
  Marketing Committee: Chair: (Nil – Executive). Members: $1,000/day.

Beginning January 1, 2010, each independent Board member will also receive an annual retainer of $12,000.

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OTHER GOVERNANCE MATTERS

Code of Ethics

We have adopted a corporate code of ethics administered by our chief financial officer, Benjamin Leboe. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the code. Our code of ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
  Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
  Compliance with applicable governmental laws, rules and regulations;
  The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
  Accountability for adherence to the code.

Our Code of Ethics is available at our website at www.uranerz.com. We intend to disclose any waiver from a provision of our code of ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our code of ethics on our website. No waivers were granted from the requirements of our Code of Ethics during the year ended December 31, 2009, or during the subsequent period from January 1, 2010, through to the date of this proxy statement.

Compensation Interlocks and Insider Participation

There were no compensation committee or board interlocks among the members of our Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires any person who is our Director or executive officer or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our Directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with during the year ended December 31, 2008, other than the following reports:

Name and	Number of	Transactions Not	Known Failures to
Principal Position	Late Reports	Timely Reported	File a Required Form
Dennis Higgs	None	None	None
Glenn Catchpole	None	None	None
Paul Saxton	None	None	None
Gerhard Kirchner	One	One	None
George Hartman	None	None	None
Peter Bell	One	One	None
Arnold Dyck	None	None	None
Richard Holmes	None	None	None
Benjamin Leboe	None	None	None
Kurtis Brown	None	None	None
Douglas Hirschman	None	None	None

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EXECUTIVE COMPENSATION

Summary Compensation Table

A summary of cash and other compensation paid in accordance with management consulting contracts for our Principal Executive Officer and other named executive officers for the last three fiscal years is as follows:

					Option	Non-Equity	Nonqualified	All
Name and	Year	Salary	Bonus	Stock	Awards	Incentive Plan	Deferred	other
Principal				Awards	(1)	Compensation	Compensation	Comp.	Total
Position		($)	($)	($)	($)	($)	Earnings
($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Dennis Higgs Executive Chairman and Director (2)	2009 2008 2007	159,200 175,900 142,736	800 2,000		75,334 271,733 710,050				231,234 448,433 854,786
Glenn Catchpole President, CEO and Director (3)	2009 2008 2007	180,000 180,000 120,000	500 1,000 10,000		86,096 271,733 710,050				266,596 452,733 840,050
George Hartman Executive Vice President, COO and Director (4)	2009 2008 2007	190,000 198,000 199,000	500 1,000 2,000		75,334 271,733 710,050				265,834 470,733 911,050
Benjamin Leboe Chief Financial Officer (5)	2009 2008 2007	129,830 126,400 82,017	800 2,000		75,334 271,733 355,000				205,164 398,933 439,017
Kurtis Brown VP (6)	2009 2008 2007	126,000 123,600 103,750	500 1,000 17,000		83,390 395,253 346,147			20,000 28,200	229,890 548,053 466,897

Notes to Summary of Executive Compensation and Executive Compensation Agreements

1.

Option award compensation is the fair value for stock options awarded during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. The actual value received by the executives may differ materially and adversely from that reported herein.

2.

Salary is a management fee paid to a private holding company of Mr. Dennis Higgs. Mr. Higgs became Executive Chairman of our Board on February 1, 2006. In 2005 we entered into a consulting agreement with Ubex Capital Inc., wholly owned by Dennis Higgs. The Agreement currently states that we will pay a monthly fee of CDN$15,000 in consideration of the provision of the services of Mr. Higgs as executive Chairman.

3.

Salary is a management fee paid to a private holding company of Mr. Glenn Catchpole. Mr. Catchpole was appointed President and CEO on March 1, 2005. In 2005 we entered into a consulting agreement with Catchpole Enterprises Inc. Catchpole Enterprises is wholly owned by Glenn and Judy Catchpole. The Agreement currently states that we will pay a monthly consulting fee of US $15,000 in consideration of the provision of the services of Mr. Catchpole as our President and Chief Executive Officer.

4.

Salary is a consulting fee paid to Mr. George Hartman. Mr. Hartmann was appointed Senior Vice President -Mining on May 9, 2005 and subsequently appointed Executive Vice President and Chief Operating Officer. Mr. Hartman is paid for consulting on the basis of $1,000 per day.

5.

Salary is a consulting fee paid to an entity owned by Benjamin Leboe. Mr. Leboe was appointed Chief Financial Officer on May 23, 2006 and Corporate Secretary on October 12, 2006. In 2006 we entered into a consulting agreement with Independent Management Consultants of British Columbia. (IMC). IMC is wholly owned by Benjamin Leboe, our Chief Financial Officer. The Agreement currently states that we will pay for consulting services provided, based upon a rate of CDN$12,000 per month.

6.	Mr. Brown was appointed Senior Vice President, Exploration in August 2007.

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Compensation Discussion and Analysis

Oversight of Executive Compensation Program

The Compensation Committee of the Board of Directors oversees the Company’s compensation programs, which are designed specifically for the Company’s most senior executives officers, including the Executive Chairman, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer and the other executive officers named in the Summary Compensation Table (collectively, the “senior executive officers”). Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to senior executive officers.The Compensation Committee is composed entirely of independent, non-management members of the Board of Directors. Each year, and at such other times as is necessary, the Company reviews any and all relationships that each director has with the Company and the Board of Directors subsequently reviews these findings. The Board of Directors has determined that none of the Compensation Committee members have any material business relationships with the Company.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

  Review and assess the adequacy of the Compensation Committee charter annually and submit any proposed changes to the Board of Directors for approval;

  Produce an annual report on senior executive officer compensation for inclusion in the Company’s annual report and proxy statement relating to its annual meeting of stockholders;

  Review and make such recommendations to the Board of Directors as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity- based plans;

  Review and approve the corporate goals and objectives that may be relevant to the compensation of the Company’s senior executive officers;

  Evaluate senior executive officer performance in light of the goals and objectives that were set and determine and recommend senior executive officer compensation based on such evaluation; and

  Review and approve the recommendations of the chief executive officer with regard to the compensation of all officers of the Company other than the chief executive officer.

Overview of Compensation Program

In order to recruit and retain the most qualified and competent individuals as senior executive officers, the Company strives to maintain a compensation program that is competitive in the global labor market. The purpose of the Company’s compensation program is to reward exceptional organizational and individual performance.

The following compensation objectives are considered in setting the compensation programs for our named executive officers:

  Drive and reward performance which supports the Company’s core values;

  Design competitive total compensation and rewards programs to enhance the Company’s ability to attract and retain knowledgeable and experienced senior executive officers; and

  Set compensation and incentive levels that reflect competitive market practices.

Compensation Elements and Rationale

To reward both short and long-term performance in the compensation program and in furtherance of the Company’s compensation objectives noted above, the Company’s compensation program is based on the following objectives:

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(i)	Performance Goals

The Compensation Committee believes that a significant portion of a senior executive officer’s compensation should be tied not only to individual performance, but also to the Company’s performance as a whole measured against both financial and non-financial goals and objectives. During periods when performance meets or exceeds these established objectives, senior executive officers should be paid at or more than expected levels. When the Company’s performance does not meet key objectives, incentive award payments, if any, should be less than such levels.

(ii)	Incentive Compensation

A large portion of compensation should be paid in the form of short-term and long-term incentives, which are calculated and paid based primarily on financial measures of profitability and stockholder value creation. Senior executive officers have the incentive of increasing Company profitability and stockholder return in order to earn a major portion of their compensation package.

(iii)	Competitive Compensation Program

The Compensation Committee reviews the compensation of executives at peer companies to ensure that the compensation program is competitive. The Company believes that a competitive compensation program will enhance its ability to attract and retain senior executive officers.

Review of Senior Executive Officer Performance

The Compensation Committee reviews, on an annual basis, each compensation package for the senior executive officers. In each case, the Compensation Committee takes into account the scope of responsibilities and experience and balances these against competitive salary levels. The Compensation Committee has the opportunity to meet with the senior executive officers at various times during the year, which allows the Compensation Committee to form its own assessment of each individual’s performance.

Components of the Executive Compensation Program

The Compensation Committee believes the total compensation and benefits program for named executive officers should consist of the following:

  Base salary;

  Stock incentive plan; and

  Bonus.

Many of the Company’s senior executive officers provide services through consulting or management agreements with the Company. Fees are paid under “consulting” or “management” fees pursuant to these agreements. From the Company’s perspective, these services are provided in this manner for flexibility considerations. The Company has determined that it is in the best interests of the Company and its shareholders to maintain consulting and management agreements rather than employment agreements as it decreases the number of actual employees of the Company and ensures that employment of key officers can be negotiated on an as-needed basis with individualized terms—a vital concern to the Company given the relative costs of management salaries and expenses in a development stage company.

Dennis Higgs, Chairman of the Board of Directors (and former President)

Mr. Higgs is compensated indirectly through the Company’s consulting agreement with Ubex Capital Inc. The Company engaged Ubex in early 2005 to provide business development and strategic planning consulting services

24

and management to create a viable resource company. The Board of Directors considered Mr. Higgs’ continuing involvement to be of vital interest to the Company’s success and increased Ubex’s consulting services over time to the point where Mr. Higgs provides the Company services as a fully involved Executive Chairman. The Board upon recommendation from the Compensation Committee has decided to continue the consulting arrangement to minimize administrative costs and to maintain the certainty and flexibility of contractual arrangements. Mr. Higgs has over twenty years experience in establishing and growing public companies and the Board of Directors upon recommendation from the Compensation Committee has determined that his compensation shall be similar to full time Executive Chairmen of public companies with capitalization in the $150-250 million range.

Glenn Catchpole

Mr. Catchpole is compensated indirectly through the Company’s consulting agreement with Catchpole Enterprises LLC. (“CE”). The Company engaged CE in early 2005 to provide industry expertise and strategic planning consulting services and full-time executive management to create a viable resource company. The Board of Directors and the Compensation Committee considers Mr. Catchpole’s continuing involvement to be of vital interest to the Company’s success as President and Chief Executive Officer. The Board has chosen the consulting arrangement to minimize administrative costs and to maintain the certainty and flexibility of contractual arrangements. Mr. Catchpole has over thirty years in establishing and growing public companies and the Board of Directors upon recommendation from the Compensation Committee has determined that his compensation shall be similar to full time president and CEO of public companies with capitalization in the $150-250 million range.

George Hartman

The Company’s compensation policy for Mr. Hartman is based on days spent consulting for the Company. The Board of Directors and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Hartman’s services as Executive Vice-President, Mining entail a varying degree of attention to the Company’s exploration and development activities. Mr. Hartman has extensive expertise in the area of mining production, including specifically, in-situ recovery of uranium, which expertise is very valuable to the Company. Mr. Hartman’s salary exceeded that of other officers in 2006 and 2007 because of the value of his expertise to the Company and the fact that he spent a substantial amount of time attending to the Company’s mineral projects in those years.

Benjamin Leboe

The Company’s compensation policy for Mr. Leboe, as Principal of Independent Management Consultants of British Columbia is based on time spent consulting for the Company. The Board of Directors and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Leboe’s services as Chief Financial Officer entail a high and specialized degree of attention to the Company’s financial management and reporting activities. Mr. Leboe has extensive expertise in the area of financial management, accounting, business valuation and management consulting, which expertise is very valuable to the Company. Mr. Leboe’s consulting rate is based on the Board of Directors determination upon recommendation by the Compensation Committee of the value of his expertise to the Company and is comparable to a full time Chief Financial Officer of public companies with capitalization in the $150-250 million range.

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Grants of Plan-Based Awards - 2009

					All Other
					Stock
	Estimated				Awards:
	Non-Equity	Future		Under	Number of		Award
	(1)	Incentive	Payouts Plan	Awards	Shares of		Date
							Fair Value
							of
					Stock or		Stock and
	Threshold	Target	Maximum		Units (1)		Option
Name	$	$	$		(#)	Award Date	Awards (1)
Dennis Higgs	--	--		--	140,000	01/05/09	$86,096
Glenn Catchpole	--	--		--	160,000	01/05/09	$75,334
George Hartman	--	--		--	140,000	01/05/09	$75,334
Benjamin Leboe	--	--		--	140,000	01/05/09	$75,334
Kurtis Brown	--	--		--	30,000	01/05/09	$16,143

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the executives may differ materially and adversely from that reported herein.

Grants of Plan-Based Awards - 2008

					All Other
					Stock
	Estimated				Awards:
	Non-Equity	Future		Under	Number of		Award
	(1)	Incentive	Payouts Plan	Awards	Shares of		Date
							Fair Value
							of
					Stock or		Stock and
	Threshold	Target	Maximum		Units (1)		Option
Name	$	$	$		(#)	Award Date	Awards (1)
Dennis Higgs	--	--		--	125,000	01/07/08	$271,733
Glenn Catchpole	--	--		--	125,000	01/07/08	$271,733
George Hartman	--	--		--	125,000	01/07/08	$271,733
Benjamin Leboe	--	--		--	125,000	01/07/08	$271,733
Kurtis Brown	--	--		--	25,000	01/07/08	$54,250

1.

Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model. All options were priced at the market price of common shares on the date of the grant. The actual value received by the executives may differ materially and adversely from that reported herein.

Disclosure Relating to Grants of Plan-Based Awards

In 2009 the Company granted Mr. Higgs, Mr. Catchpole, Mr. Hartman, Mr. Leboe and Mr. Brown stock options under the Company’s 2005 Nonqualified Stock Option Plan. Mr. Higgs, Mr. Hartman and Mr. Leboe each received 140,000 options, exercisable at $0.65 per share of common stock acquirable, expiring November 7, 2015. Mr. Catchpole received 160,000 options, exercisable at $0.65 per share of common stock acquirable, expiring November 7, 2015. Mr. Brown received 30,000 options, exercisable at $0.65 per share of common stock acquirable, expiring November 7, 2015. For a discussion of the terms and conditions of the 2005 Nonqualified Stock Option Plan please see the disclosure under the section heading “Market for Common Equity - 2005 Stock Option Plan”.

In 2008 the Company granted Mr. Higgs, Mr. Catchpole, Mr. Hartman, Mr. Leboe and Mr. Brown stock options under the Company’s 2005 Nonqualified Stock Option Plan. Mr. Higgs Mr. Catchpole, Mr. Hartman and Mr. Leboe each received 125,000 options, exercisable at $2.64 per share of common stock acquirable, expiring January 7, 2013. Mr. Brown received 25,000 options, exercisable at $2.64 per share of common stock acquirable, expiring January 7, 2013. For a discussion of the terms and conditions of the 2005 Nonqualified Stock Option Plan please see the disclosure under the section heading “Market for Common Equity - 2005 Stock Option Plan”.

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Outstanding Equity Awards to Executives at Fiscal Year-end

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisabe (c)	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiry Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Dennis Higgs	350,000 250,000 125,000 140,000	Nil Nil Nil Nil	Nil Nil Nil Nil	0.75 3.20 2.64 0.65	Jan 6, 2011 Jan 26, 2012 Jan 7, 2013 Nov. 7, 2015	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil
Glenn Catchpole	350,000 250,000 125,000 160,000	Nil Nil Nil Nil	Nil Nil Nil Nil	0.75 3.20 2.64 0.65	Jan 6, 2011 Jan 26, 2012 Jan 7, 2013 Nov. 7,2015	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil
George Hartman	350,000 250,000 125,000 140,000	Nil Nil Nil Nil	Nil Nil Nil Nil	0.75 3.20 2.64 0.65	Jan 6, 2011 Jan 26, 2012 Jan 7, 2013 Nov. 7, 2015	Nil Nil Ni Nil	Nil Nil Ni Nil	Nil Nil Nil Nil	Nil Nil Nil Nil
Benjamin Leboe	100,000 125,000 125,000 140,000	Nil Nil Nil Nil	Nil Nil Nil Nil	1.96 3.20 2.64 0.65	May 23, 2011 Jan 26, 2012 Jan 7, 2013 Nov. 7, 2015	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil
Kurtis Brown	15,000 250,000 25,000 30,000	Nil Nil Nil Nil	Nil Nil Nil Nil	3.20 3.45 2.64 0.65	Jan 26, 2012 Feb 9, 2012 Jan 7, 2013 Nov. 7, 2015	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil	Nil Nil Nil Nil

Option Exercises and Stock Vested in 2009

	Option Grants		Stock Awards
Number of
	Number of	Value Realized	Shares	Value Realized
	Shares Acquired	on Exercise	Acquired on	on Vesting
Name	on Exercise	($)(1)	Vesting	($)
Dennis Higgs	Nil	Nil	Nil	Nil
Glenn Catchpole	Nil	Nil	Nil	Nil
George Hartman	Nil	Nil	Nil	Nil
Benjamin Leboe	84,000	113,400	Nil	Nil
Kurtis Brown	Nil	Nil	Nil	Nil

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(1) Nominal value not received unless shares sold.

Option Exercises and Stock Vested in 2008

	Option Grants		Stock Awards
	Number of		Number of	Value
	Shares	Value Realized	Shares	Realized on
	Acquired	on Exercise	Acquired on	Vesting
Name	on Exercise	($)(1)	Vesting	($)
Dennis Higgs	Nil	Nil	Nil	Nil
Glenn Catchpole	Nil	Nil	Nil	Nil
George Hartman	36,300	50,907	Nil	Nil
Benjamin Leboe	Nil	Nil	Nil	Nil
Kurtis Brown	Nil	Nil	Nil	Nil

(1) Nominal value not received unless shares sold.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during fiscal 2009 or 2008 was a current or former officer or employee of the Corporation or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during 2009 and 2008, which generally means that no executive officer of the Corporation served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation Committee.

Compensation Committee Report

The Uranerz Energy Corporation Compensation Committee oversees the Company’s compensation reporting process on behalf of the Board of Directors. The Committee has four members, each of whom is “independent” as defined in the NYSE Amex Equities Company Guide. The Committee operates under a written charter, revised and adopted by the Board.

The Committee assists the Board of Directors by overseeing the (1) annual review of director and executive officer compensation policies and goals, (2) determining the compensation of directors and executive officers, (3) and providing accurate public disclosure of the Company’s compensation.

In the course of providing its oversight responsibilities regarding the Company’s compensation of directors and executive officers in 2009, the Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement.

Based on the Committee’s review of the Compensation Discussion and Analysis and discussions with the Board of Directors and the Company’s management, the Committee recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the following members of the Compensation Committee of the Board of Directors:

/s/ Peter Bell	/s/ Arnold Dyck	/s/ Gerhard Kirchner	/s/ Paul Saxton

Pension Benefits

None

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Non-Qualified Deferred Compensation

None

Retirement, Resignation or Termination Plans

Officers with contracts for services have notice requirements which permit pay in lieu of notice. In December 2007 we approved a policy whereby officers will receive a termination payment of a multiple of their annual compensation following a change in control of our Company. The multiple used for a change of control payment is five times for officers Higgs, Catchpole and Hartman and three times for all other officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following tables set forth information as of December 31, 2009 regarding the ownership of our common stock by:

  each named executive officer, each director and all of our directors and executive officers as a group;

  each person who is known by us to own more than 5% of our shares of common stock.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 64,194,887 shares of common stock outstanding as of December 31, 2009.

Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. Shares subject to options that are exercisable within 60 days following December 31, 2008 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

DIRECTORS AND EXECUTIVE OFFICERS
Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of (1) Common Stock
Common Stock	Dennis Higgs Director, Chairman Suite 1410 – 800 West Pender St. Vancouver, B.C., V6C 2V6	4,751,240(2)	6.89%
Common Stock	Glenn Catchpole Director, President and CEO/PEO 222 Carriage Circle Cheyenne, WY., 82009	2,337,600 (3)	3.39%
Common Stock	George Hartman Director, Senior Vice President, 1220 Elkhorn Valley Drive Casper, WY., 82609	1,620,600 (4)	2.35%

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Common Stock	Dr. Gerhard Kirchner Hoech 5a 8442 St. Andrae-Hoech, Austria	692,122 (5)	1.00%
Common Stock	Paul Saxton 188 Stonegate Drive Furry Creek, BC., V0N 3G4	222,500 (6)	**
Common Stock	Peter Bell #105 – 3389 Capilano Road North Vancouver, B.C., V7R 4W7	282,500 (7)	**
Common Stock	Arnold J. Dyck 504 – 230 Saskatchewan Crescent East Saskatoon, Saskatchewan S7N 0K6	270,500 (8)	**
Common Stock	Richard Holmes 2611 Tanbridge Road Charlotte, NC., 28226	247,500 (9)	**
Common Stock	Benjamin Leboe, CFO/PFO 16730 Carrs Landing Road Lake Country, BC V4V 1B2	502,000 (10)	**
Common Stock	Kurtis Brown 1701 E. “E” Street, P.O. Box 50850, Casper, WY 82605-0850	324,000 (11)	**
Common Stock	Douglas Hirschman 1701 E. “E” Street, P.O. Box 50850, Casper, WY 82605-0850	105,000 (12)	**
Total		11,355,562	16.47%

** - indicates ownership less than 1%

(1) The percent of class is based on 68,933,087 shares comprised of 64,194,887 shares of common stock issued and outstanding as of December 31, 2009 plus 43,500 warrants and 4,694,700 options vesting within 60 days of December 31, 2009.
(2) Includes 3,845,240 shares, 41,000 exercisable Share Purchase Warrants and 865,000 exercisable Share Purchase Options.
(3) Includes 1,450,100 shares, 2,500 exercisable Share Purchase Warrants and 885,000 exercisable Share Purchase Options.
(4) Includes 791,900 shares and 828,700 exercisable Share Purchase Options
(5) Includes 407,122 shares and 285,000 exercisable Share Purchase Options.
(6) Includes 5,000 shares and 271,500 exercisable Share Purchase Options
(7) Includes 15,000 shares and 267,500 exercisable Share Purchase Options
(8) Includes 3,000 shares and 267,500 exercisable Share Purchase Options
(9) Includes nil shares and 247,500 exercisable Share Purchase Options
(10) Includes 96,000 shares and 406,000 exercisable Share Purchase Options
(11) Includes 4,000 shares and 320,000 exercisable Share Purchase Options
(12) Includes nil shares and 105,000 exercisable Share Purchase Options

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NON-RELATED SHAREHOLDERS HOLDING OVER 5%
Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percentage of (1) Common Stock
Common Stock	NAMMCO 120 S Durbin, Casper WY 82601	3,314,128	5.16
Common Stock	Denison Mines Corp 595 Bay St. Toronto, ONT M5G 2O2	5,465,000	8.51
Common Stock	Cede & Co (2) Box 222 Bowling Green Stn. New York, NY 10274	42,377,272	66.01

(1)	The percent of class is based on 64,194,887 shares of common stock issued and outstanding as of December 31, 2009.
(2)	Central depository for unknown number of shareholders.

The Company believes that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

As of December 31, 2009 we had approximately 100 registered shareholders of record of our common stock.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Reportable transactions with related parties since January 1, 2009, including named security holders, are as follows.

Mr. Dennis Higgs, Director and Executive Chairman

During the year ended December 31, 2009, the Company incurred $339,500 (2008 - $375,200, 2007 - $318,997) for consulting services and office expenses (included in general and administrative expenses) to companies controlled by a director who is Executive Chairman of the Company. Other general and administrative expenses were reimbursed in the normal course of business. At December 31, 2009, expenditures incurred on behalf of the Company of $25,920 (2008 and 2007 - $Nil) is owed to this director, and the amounts are unsecured, non-interest bearing, and due on demand.

Mr. Glenn Catchpole, Director, President and Chief Executive Officer

During the year ended December 31, 2009, the Company incurred $180,000 (2008 - $180,000, 2007 - $120,000) for consulting services (included in general and administrative expenses) to a company controlled by Mr. Catchpole,

31

President and Chief Executive Officer of the Company. Other general and administrative expenses were reimbursed in the normal course of business.

Mr. George Hartman, Director, Executive Vice-President and Chief Operating Officer

During the year ended December 31, 2009, the Company incurred $190,000 (2008 - $198,000, 2007 - $199,000) for consulting services (included in general and administrative expenses) to a director who is also Executive Vice President and Chief Operating Officer. Other general and administrative expenses were reimbursed in the normal course of business. In 2007, the Company acquired property assets from this director, valued at $402,250 (see Note 7(a)). At December 31, 2009, consulting services and expenditures incurred on behalf of the Company of $29,000 (2008 - $50,000) is owed to this director, and the amounts are unsecured, non-interest bearing, and due on demand.

Mr. Benjamin Leboe, Chief Financial Officer

During the year ended December 31, 2009, the Company incurred consulting fees of $129,830 (2008 - $126,400, 2007 - $82,017) to an entity controlled by Mr. Leboe, the Chief Financial Officer of the Company. The amounts have been recorded as general and administrative expense.

Other

As disclosed above under “Executive Compensation – Stock Option Grants”, we granted options to purchase shares of our common stock to our officers and directors under our 2005 Stock Option Plan during each of the three years ended December 31, 2009.

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PROPOSAL 2 — APPROVAL OF THE
SHAREHOLDER RIGHTS PLAN

What is the purpose of this proposal?

The purpose of this proposal is to seek shareholder approval for a Shareholder Rights Plan (the “Shareholder Rights Plan”) prior to adoption by the Board.

Why does the Board want to adopts the Shareholder Rights Plan?

The Board has determined that adopting the Shareholder Rights Plan is in the best interest of the Company and its shareholders. The Board’s desire to adopt the Shareholder Rights Plan is not in response to or in anticipation of any pending or threatened take-over bid, nor to generally deter take-over bids. The Board desires to adopt the Shareholder Rights Plan to ensure that the Company’s shareholders are treated fairly in connection with any bid to acquire control of the Company.

How does the Shareholder Rights Plan ensure that the Company’s Shareholders will be treated fairly in connection with a take-over bid?

The Shareholder Rights Plan contains certain provisions that are intended to give the Company’s shareholders adequate time to properly assess a take-over bid and to lessen the pressure on the Company’s shareholders to tender that is typically encountered by shareholders of companies that are subject to take-over bids. Pursuant to the Shareholder Rights Plan, certain take-over bids will trigger provisions of the Shareholder Rights Plan that may make it more costly or time consuming to acquire control of the Company. The Shareholder Rights Plan exempts certain take-over bids from such provisions of the Shareholder Rights Plan but such take-over bids must comply with other provisions of the Shareholder Rights Plan relating to the amount of time such take-over bids must remain open and the necessary shareholder approval threshold.

Does the Shareholder Rights Plan prohibit a take-over of the Company?

No, the Shareholder Rights Plan is not intended to prohibit a take-over of the Company. The Shareholder Rights Plan is simply intended to ensure that any take-over is fair to and in the best interests of the Company’s shareholders.

What vote is required to approve the Shareholder Rights Plan?

To approve the Shareholder Rights Plan, a majority of the votes cast by shareholders of the Company present or represented by proxy at the Annual Meeting must be voted FOR the approval of the Shareholder Rights Plan. Abstentions and broker non-votes will not be counted in determining the number of votes necessary for approval of the Shareholder Rights Plan.

What happens if the Shareholder Rights Plan is approved?

If the Shareholder Rights Plan is approved by the Company’s shareholders at the Annual Meeting, the Board will adopt the Shareholder Rights Plan with immediate effect following such adoption.

What happens if the Shareholder Rights Plan is not approved by the Company’s shareholders?

If the Shareholder Rights Plan is not approved by the Company’s shareholders, the Board will not adopt the Shareholder Rights Plan and the Shareholder Rights Plan will not become effective.

The Board recommends a vote FOR the approval of the Shareholder Rights Plan.

33

PURPOSE OF THE SHAREHOLDER RIGHTS PLAN

The purpose of the Shareholder Rights Plan is to ensure, to the extent possible, that shareholders of the Company are treated fairly in connection with any bid to acquire control of the Company. The Shareholder Rights Plan ensures that, in the context of a bid for control of the Company through an acquisition of shares of common stock of the Company (“Common Shares”), the Board has sufficient time to explore and develop alternatives for maximizing shareholder value, to provide adequate time for competing bids to emerge, to ensure that shareholders have an equal opportunity to participate in such a bid and to give shareholders adequate time to properly assess the bid and lessen the pressure to tender that is typically encountered by shareholders of companies that are subject to takeover bids. The Shareholder Rights Plan in no way prohibits a takeover bid for the Company in a transaction that is fair and in the best interests of all of the Company’s shareholders. The rights of shareholders to seek a change in the management of the Company or to influence or promote action of management in a particular manner will not be affected by the Shareholder Rights Plan. The approval of the Shareholder Rights Plan does not affect the duty of a director to act honestly and in good faith with a view to the best interests of the Company and its shareholders.

SUMMARY OF THE SHAREHOLDER RIGHTS PLAN

The following is a summary of certain material terms of the Shareholder Rights Plan. The summary is qualified in its entirety by reference to the full text of the Shareholder Rights Plan, which is attached as Appendix “B”: to this Proxy Statement. Copies of the Shareholder Rights Plan are also available upon request to the Company. Shareholders wishing to receive a copy of the Shareholder Rights Plan should submit their request by telephone at (604) 689-1659 or by mail to Uranerz Energy Corporation, Attention: Sandra R. MacKay, Suite 1410, 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6. Shareholders are urged to read the Shareholder Rights Plan carefully prior to determining whether or not to vote in favor of approving the Shareholder Rights Plan.

Issuance of Rights

Under the Shareholder Rights Plan, the Company shall issue one right (a “Right”) in respect of each Common Share outstanding on the date the Shareholder Rights Plan is adopted (the “Record Time”) and one Right in respect of each Common Share which may be issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined below). The Company may, after the Separation Time but prior to the Expiration Time, issue one Right in respect of each Common Share which is issued after the Record Time pursuant to the exercise of securities convertible into Common Shares of the Company (“Convertible Securities”) which are outstanding as of the date of the first public announcement that any person or entity has become an Acquiring Person (as defined below)(the “Stock Acquisition Date”).

Exercise Price and Adjustment of Exercise Price and Number of Rights

Each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for an exercise price to be determined by the Board in the best interest of the Company’s shareholders (the “Exercise Price”), one Common Share. The Exercise Price and the number of the Rights outstanding are subject to adjustment if, after the Record Time and prior to the Expiration Time, the Company performs certain actions that customarily trigger adjustments, including declaring or paying a dividend on its Common Shares; subdividing or changing the number of outstanding Common Shares into a greater number of Common Shares; combining or changing the number of outstanding Common Shares into a smaller number of Common Shares; or issuing any Common Shares at a purchase price less than the Exercise Price.

Exercise of Rights and Transferability

Until the Separation Time, the Rights shall not be exercisable and each Right will be evidenced by the certificate for the associated Common Share and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share. From and after the Separation Time and prior to the Expiration Time, the Rights shall be exercisable and the registration and transfer of the Rights shall be separate from and independent of Common Shares.

34

Promptly following the Separation Time, the rights agent to be designated by the Board (the “Rights Agent”) will send to each holder of record of Common Shares as of the Separation Time or who subsequently becomes a holder of record of Common Shares upon the exercise of rights attaching to Convertible Securities outstanding at the Stock Acquisition Date, a rights certificate (the “Rights Certificate”) representing one Right for each Common Share. The Rights may be exercised in whole or in part on any business day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent, the Rights Certificate together with an election to exercise such Rights and payment of the Exercise Price for each Right being exercised. Upon receipt of the foregoing, the Rights Agent will direct the Company’s transfer agent to issue stock certificates to the holders exercising their Rights, representing one Common Share for each Right exercised.

Flip-in Event

A flip-in event (a “Flip-in Event”) occurs when any person or entity becomes an Acquiring Person. If prior to the Expiration Time, the Company shall take such action as shall be necessary to ensure and provide, within ten business days of such occurrence or such longer period as may be required to satisfy the requirements of applicable legislation of each of the states of the United States so that each Right shall thereafter constitute the right to purchase from the Company, upon payment of the Exercise Price and otherwise exercising such Right in accordance with the terms of the Shareholder Rights Plan, that number of Common Shares having an aggregate market price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price.

Upon the occurrence of any Flip-in Event, any Rights that are or were beneficially owned on or after the earlier of the Separation Time and the Stock Acquisition Date by an Acquiring Person or any person or entity acting jointly or in concert with an Acquiring Person or a transferee of Rights of an Acquiring Person or of any person or entity acting jointly or in concert with an Acquiring Person who becomes a transferee in a transfer that the Board has determined is part of a plan, arrangement or scheme of an Acquiring Person shall become null and void without any further action, and any holder of such Rights shall not have any right whatsoever to exercise such Rights under the Shareholder Rights Plan and shall not have thereafter any right whatsoever with respect to such Rights.

Separation Time

Separation Time means the close of business on the tenth (10th) trading day after the earlier of (i) the Stock Acquisition Date; (ii) the date of the commencement of or first public announcement of the intent of any person (other than the Company or any subsidiary of the Company) to commence a take-over bid (other than a Permitted Bid or Competing Permitted Bid (as defined below)); (iii) the date upon which a take-over bid ceases to be a Permitted Bid or Competing Permitted Bid; or such later time as may be determined by the Board acting in good faith.

Expiration Time

Expiration Time means the earlier of (i) the date the Board waives or redeems the Rights or (ii) the close of the annual general meeting of the shareholders of the Company held in 2013.

Acquiring Person

Acquiring Person means any person or entity who is the beneficial owner of twenty percent (20%) or more of the outstanding Common Shares and other voting securities of the Company (collectively, “Voting Shares”), provided, however, that the term Acquiring Person shall not include (i) the Company or any subsidiary or affiliate of the Company; (ii) any person who or entity which becomes the beneficial owner of twenty percent (20%) or more of the outstanding Common Shares and other voting securities of the Company as a result of any one or any combination of: (A) a Voting Share Reduction; (B) a Permitted Bid Acquisition; (C) an Exempt Acquisition; (D) a Convertible Security Acquisitions; or (E) a Pro Rata Acquisition; (iii) for the period of ten (10) days after the date of the first public announcement of take-over bid, any person who or entity which becomes the beneficial owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of such person or entity making or proposing to make a take-over bid; (iv) an underwriter or member of a banking or selling group that becomes the beneficial owner of twenty percent (20%) or more of the outstanding Voting Shares in connection with a distribution of

35

securities of the Company; or (v) any employee or executive or director stock ownership or other employee or executive or director benefit plan, or trust for the benefit of employees of the Company or any subsidiary of the Company or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan or trust. In general:

(A)

a Voting Share Reduction means an acquisition or redemption by the Company or a subsidiary of the Company of Voting Shares which, by reducing the number of Voting Shares outstanding or which may be voted, increases the proportionate number of Voting Shares beneficially owned by any person or entity;

(B)	a Permitted Bid Acquisition means an acquisition made pursuant to a Permitted Bid or a Competing Permitted Bid;

(C)

an Exempt Acquisition means a share acquisition in respect of which the Board has waived the application Shareholder Rights Plan (i) which was made on or prior to the Record Time; (ii) which was made pursuant to a dividend reinvestment plan; (iii) pursuant to the receipt or exercise of rights issued by the Company to all the holders of Common Shares to subscribe for or purchase Common Shares or Convertible Securities, provided that such rights are acquired directly from the Company; (iv) pursuant to a distribution by the Company of Common Shares or Convertible Securities made pursuant to a prospectus; or (v) pursuant to a distribution by the Company of Common Shares or Convertible Securities by way of a private placement by the Company or upon the exercise by an individual employee of stock options granted under a stock option plan of the Company or rights to purchase securities granted under a share purchase plan of the Company where all necessary stock exchange approvals for such private placement, stock option plan or share purchase plan have been obtained and such private placement, stock option plan or share purchase plan complies with the terms and conditions of such approvals and such person or entity does not become the beneficial owner of more than twenty-five (25%) of the Common Shares of the Company outstanding immediately prior to the distribution;

(D)

a Convertible Security Acquisition means the acquisition of Common Shares upon the exercise of Convertible Securities received by such person or entity pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Pro Rata Acquisition; and

(E)

a Pro Rata Acquisition means an acquisition by a person or entity of beneficial ownership of Voting Shares as a result of a dividend reinvestment acquisition; a stock dividend, a stock split or other event pursuant to which a person or entity becomes the beneficial owner of Voting Shares on the same pro rata basis as all other holders of Voting Shares; the acquisition or exercise by such person or entity of rights to purchase Voting Shares distributed to such person or entity in the course of a distribution to all holders of Voting Shares pursuant to a rights offering or pursuant to a prospectus; or a distribution of Voting Shares or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities), made pursuant to a prospectus or a distribution by way of a private placement; provided that the person or entity does not thereby acquire a greater percentage of such Voting Shares, or securities convertible into or exchangeable for Voting Shares, so offered than the person or entity’s percentage of Voting Shares beneficially owned immediately prior to such acquisition.

Permitted Bid and Competing Permitted Bid

A take-over bid will not trigger a Flip-in Event if it is a Permitted Bid or a Competing Permitted Bid. A permitted bid is a take-over bid made by way of a take-over bid circular to all holder of Voting Shares which also complies with the following additional provisions: (i) the take-over bid is made for any and all Voting Shares to all holders of record of Voting Shares wherever resident as registered on the books of the Company; (ii) the take-over bid contains, and the take up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that (A) no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on a date which is not earlier than the sixtieth (60th) day following the date of the take-over bid and unless at such date more than fifty percent (50%) of the Voting Shares held by independent shareholders have been deposited pursuant to the take-over bid and not withdrawn; (B) unless the take-over bid is withdrawn, Voting Shares may be deposited pursuant to such take-over bid at any time prior to the close of business on the date of first take-up or payment and that any Voting Shares deposited pursuant to the take-over bid may be withdrawn at

36

any time prior to the close of business on such date; and (C) if as of a date not earlier than the sixtieth (60th) day following the date of the take-over bid more than fifty percent (50%) of the Voting Shares held by independent shareholders have been deposited pursuant to the take-over bid and not withdrawn, the offeror will make a public announcement of that fact and the take-over bid will remain open for deposits and tenders of Voting Shares for not less than ten business days from the date of such public announcement.

A Competing Permitted Bid is take-over bid that is made after a Permitted Bid has been made and prior to the expiry of that Permitted Bid, that satisfies the requirement for a Permitted Bid, and that contains, and the take-up and payment for securities tendered or deposited thereunder are subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on a date that is no earlier than the later of (A) the earliest date on which Voting Shares may be taken up or paid for under any prior Permitted Bid in existence at the date of such take-over bid and (B) the last day on which the take-over bid must be open for acceptance after the date of such take-over bid under applicable legislation.

Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights (i) to be bound by and subject to the provisions of this Shareholder Rights Plan in respect of all Rights held; (ii) that, prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share; (iii) that after the Separation Time, the Rights Certificate will be transferable only upon registration of the transfer in the register for the Rights; (iv) that, prior to due presentment of a Rights Certificate for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; (v) that such holder of Rights has waived its right to receive any fractional Rights or any fractional shares upon exercise of a Right; (vi) that, without the approval of any holder of Rights and upon the sole authority of the Board acting in good faith, the Shareholder Rights Plan may be supplemented or amended from time to time as provided for in the Shareholder Rights Plan; and (vii) that neither the Company nor the Board nor the Rights Agent shall have any liability to any holder of a Right or any other person or entity as result of the inability of the Company, the Board or the Rights Agent to perform any of their obligations under the Shareholder Rights Plan by reason of any preliminary or permanent injunction or other order, decree, notice of hearing or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise inhibiting or restraining performance of such obligation.

Rights Holders Not Shareholders

No holder of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Common Share or any other share or security of the Company which may at any time be issuable on the exercise of the Rights, nor shall the Rights Agreement nor any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Company or any right to vote at any meeting of shareholders of the Company or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Company.

Redemption and Waiver

The Board acting in good faith may, with the prior consent of holders of Voting Shares or the holders of Rights, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right (the “Redemption Price’), subject to adjustment. If the Board elects or is deemed to have elected to redeem the Rights subsequent to a Flip-in Event and such redemption is approved by the holders of Voting Shares or the holders of Rights, as applicable, the right to exercise the Rights will without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

37

The Board may also waive certain provisions of the Shareholder Rights Plan. Amongst other provisions, the Board acting in good faith may, prior to the occurrence of a Flip-in Event determine to waive the application of Shareholder Rights Plan to such particular Flip-in Event, provided that such Flip-in Event would occur by way of a takeover bid made by means of a takeover bid circular delivered to all holders of Voting Shares. The Board may also waive the application of application of the Shareholder Rights Plan in respect of the occurrence of any Flip-in Event if the Board of Directors has determined that a person or entity became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under the Shareholder Rights Plan provided within ten (10) days after any such waiver by the Board, the person or entity reduces its beneficial ownership of Voting Shares such that the person or entity is no longer an Acquiring Person.

Supplements and Amendments

The Company may make changes to the Shareholder Rights Plan prior to or after the Separation Time to correct any clerical or typographical error or to maintain the validity of the Shareholder Rights Plan as a result of any change in any applicable legislation, rules or regulation without the approval of the holders of the Voting Shares or Rights. The Company may, with the approval of the holders of Voting Shares, at any time prior to the Separation Time, make changes to or rescind any of the provisions of the Shareholder Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). The Company may, with the approval of the holders of Rights, at any time after the Separation Time, make changes to or rescind any of the provisions of the Shareholder Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally).

Confirmation by Shareholders

If the Shareholder Rights Plan is approved by the Company’s shareholders the Shareholder Rights Plan will take effect immediately upon adoption by the Board. If the Shareholder Rights Plan is not approved by the Company’s shareholders, the Shareholder Rights Plan will not be adopted by the Board and the Shareholder Rights Plan will not become effective.

The Board reserves the right to alter any terms of or not to proceed with the Shareholder Rights Plan at any time prior to the Company’s Annual Meeting in the event that the Board determines, in light of subsequent developments, that to do so is in the best interests of the Company and its shareholders.

38

PROPOSAL 3 — RATIFICATION OF
THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What am I voting on?

The Audit Committee has selected Manning Elliot LLP to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2010.

This proposal seeks shareholder ratification of the appointment of Manning Elliot LLP.

Will a representative of Manning Elliot be present at the Annual Meeting?

The Company does not expect that a representative of Manning Elliot will be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

INFORMATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Manning Elliot LLP was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended December 31, 2009.

Our financial statements have been audited by Manning Elliot LLP, independent registered public accounting firm, for the years ended December 31, 2009, 2008, 2007 and 2006.

The following table sets forth information regarding the amount billed to us by our independent auditor, Manning Elliott LLP for our three fiscal years ended December 31, 2009:

	Years Ended December 31
	2009	2008	2007
Audit Fees	$120,000	$102,000	$53,200
Audit Related Fees	$27,000	Nil	$1,350
Tax Fees	$16,000	$8,600	$7,000
Total	$163,000	$61,550	$34,250

Audit Fees

Audit Fees are the aggregate fees billed by our independent auditor for the audit of our annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements. Audit related fees are those paid for due diligence services related to our 2009 financing.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

Our audit committee approves all services provided by our independent accountant.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm.

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OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

By Order of the Board of Directors, Sandra R. MacKay, Corporate Secretary April *, 2010

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

APPENDIX “A” – Form of Proxy Card
APPENDIX “B” – Shareholder Rights Plan

40

OUR RECORDS STATE THAT YOUR NAME AND SHAREHOLDINGS ARE AS FOLLOWS:

[PASTE LABEL HERE]

PLEASE SIGN YOUR PROXY BELOW (JOINT HOLDERS MUST BOTH SIGN):

Signature of Stockholder:	Date: __________

Print Name:

Title:

Signature of Stockholder:	Date: __________

Print Name:

Title:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX B – SHAREHOLDER RIGHTS PLAN

SHAREHOLDER RIGHTS PLAN AGREEMENT

BETWEEN

URANERZ ENERGY CORPORATION

AND

[RIGHTS AGENT]

AS RIGHTS AGENT

MADE AS OF

[DATE]

i

EXHIBIT A - FORM OF RIGHTS CERTIFICATE
EXHIBIT B - FORM OF ASSIGNMENT
EXHIBIT C - FORM OF ELECTION TO EXERCISE

ii

SHAREHOLDER RIGHTS PLAN AGREEMENT

     THIS AGREEMENT is made as of º between URANERZ ENERGY CORPORATION, a corporation existing under the Nevada Business Corporation Act (the “Company”) and º, a trust company existing under the laws of º (the “Rights Agent”).

     WHEREAS it has been determined that it is in the best interests of the Company to adopt a shareholder rights plan to ensure, to the extent possible, that all shareholders of the Company are treated fairly in connection with any Take Over Bid (as defined below) for the Company;

     AND WHEREAS in order to implement the adoption of a shareholder rights plan as established by this Agreement, the Company has:

(a)

authorized the issuance and distribution of one right (a “Right”), effective as of the Record Time (as hereinafter defined) in respect of each Common Share (as hereinafter defined) outstanding at the Record Time; and

(b)

authorized the issuance of one Right in respect of each Common Share of the Company issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

     AND WHEREAS each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Company pursuant to the terms and subject to the conditions set forth herein;

     AND WHEREAS the Company desires to appoint the Rights Agent to act on behalf of the Company and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as hereinafter defined), the exercise of Rights and other matters referred to herein;

     AND WHEREAS the Company proposes that this Agreement be in place for a period of º subject to shareholder ratification as set out herein;

     NOW THEREFORE, in consideration of the premises and respective agreements set forth herein, the Company and the Rights Agent hereby agree as follows:

ARTICLE 1

INTERPRETATION

1.1	Certain Definitions

In this Agreement:

	(a)	Acquiring Person” means any Person who is the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares; provided, however, that the term “Acquiring Person” shall not include:

		(i)	the Company or any Subsidiary or Affiliate of the Company;

		(ii)	any Person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of any one or any combination of:

(A) Voting Share Reductions; (B) Permitted Bid Acquisitions; (C) Exempt Acquisitions; (D) Convertible Security Acquisitions; or (E) Pro Rata Acquisitions; provided, however, that if a Person shall become the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares by reason of any one or any combination of Voting Share Reductions, Permitted Bid Acquisitions, Exempt Acquisitions, Convertible Security Acquisitions or Pro Rata Acquisitions and, if thereafter, such Person, while such Person is the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares, becomes the Beneficial Owner of additional Voting Shares which result in an increase of such Person’s Beneficial Ownership of Voting Shares by more than one percent (1%) of the number of such Voting Shares outstanding as at the time of acquisition (other than pursuant to one or any combination of Voting Share Reductions, Permitted Bid Acquisitions, Exempt Acquisitions, Convertible Security Acquisitions or Pro Rata Acquisitions), then, as of the date such Person becomes the Beneficial Owner of such additional outstanding Voting Shares, such Person shall be an “Acquiring Person”;

(iii)

for the period of ten (10) days after the Disqualification Date, any Person who becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on paragraph 1.1(d)(v) solely because such Person makes or proposes to make a Take-over Bid alone or acting jointly or in concert with any other Person;

(iv)

an underwriter or member of a banking or selling group that becomes the Beneficial Owner of twenty percent (20%) or more of the outstanding Voting Shares in connection with a distribution of securities; or

(v)

any employee or executive or director stock ownership or other employee or executive or director benefit plan, or trust for the benefit of employees of the Company or any Subsidiary of the Company or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or trust;

(b)

“Affiliate”, when used to indicate a relationship with a specified Person, means a Person that, directly or indirectly (including through one or more intermediaries), controls, is controlled by or is under common control with, such specified Person and a Person shall be deemed to be controlled by another Person if controlled in any manner whatsoever that results in control in fact by that person, whether directly or indirectly, and whether through securities ownership, a trust, a contract or otherwise;

(c)	“Associate”, when used to indicate a relationship with a specified Person, means:

	(i)	any body corporate, partnership or other organization of which such specified Person is an officer or partner;

	(ii)	any trust or other estate in which such specified Person has a substantial beneficial interest or as to which such specified Person serves as trustee or in a similar fiduciary capacity;

	(iii)	any relative of such specified Person if that relative has the same residence as such specified Person, or any person to whom such specified Person is married,

or any person with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other person if that relative has the same residence as such specified Person;

(iv)

any Person who is a director of, officer of, partner in or trustee of such specified Person or of any body corporate, partnership or other organization which is an Affiliate or Associate of such specified Person; and

(v)

any body corporate of which such specified Person beneficially owns, directly or indirectly, shares carrying more than ten percent (10%) of the voting rights attaching to all voting securities of the body corporate for the time being outstanding;

(d)	A Person shall be deemed the “Beneficial Owner” of, and to have “Beneficial Ownership” of, and to “Beneficially Own”:

	(i)	any securities as to which such Person, or any of such Person’s Affiliates or Associates is the direct or indirect owner at law or in equity;

(ii)

any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or equity (within sixty (60) days of the date of determination of Beneficial Ownership and whether or not on condition or the occurrence of any contingency) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement and other than pledges of securities in the ordinary course of business); and

	(iii)	any securities which are Beneficially Owned within the meaning of paragraphs (i) or (ii) of this definition by any other Person with which such Person is acting jointly or in concert;

provided, however, that a Person shall not be deemed the “Beneficial Owner” or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security:

(iv)

where such security has been, or has been agreed to be, deposited or tendered pursuant to a Lock-up Agreement, or is otherwise deposited or tendered to any Take-over Bid made by such Person, made by any of such Person’s Affiliates or Associates or made by any other Person referred to in paragraph (iii) of this definition, until such deposited or tendered security has been unconditionally accepted for payment or exchange or taken up and paid for, whichever shall first occur;

(v)	because such Person, any of such Person’s Affiliates or Associates or any other Person referred to in paragraph (iii) of this definition holds such security provided that:

	A.	the ordinary business of such person (the “Investment Manager”) includes the management of investment funds for others (which others, for greater certainty, may include and be limited to one or more employee benefit plans or pension plans) and such security is held in the ordinary course of such business in the performance of the duties of the Investment Manager for the account of any other Person (the “Client”);

B.

such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each an “Estate Account”) or in relation to other accounts (each an “Other Account”) and holds such security in the ordinary course of such duties for the estate of any such Estate Accounts or for such Other Accounts;

	C.	such Person is a Crown agent or agency (in this definition, the “Crown Agency”);

D.

the Person is established by statute for purposes that include, and the ordinary business or activity of such Person (in this definition, a “Statutory Body”) includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies and the Statutory Body holds such security for the purposes of its activities as such; or

E.

the Person (in this definition, an “Administrator”) is the administrator or trustee of one or more pension funds or plans (each, in this definition, a “Plan”) registered under the laws of º or the corresponding laws of the jurisdiction by which such Plan is governed or is such a Plan and the Administrator or Plan holds such security for the purposes of its activities as such;

but only if the Investment Manager, the Trust Company, the Crown Agent, the Statutory Body, the Administrator or the Plan, as the case may be, is not then making and has not announced a current intention to make a Take-over Bid, other than an Offer to Acquire Common Shares or other securities pursuant to a distribution by the Company or by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or an organized over-the-counter market, alone or by acting jointly or in concert with any other Person;

(vi)	because such Person:

	A.	is a Client of the same Investment Manager as another Person on whose account the Investment Manager holds such security;

	B.	has an Estate Account or an Other Account with the same Trust Company as another Person on whose account the Trust Company holds such security; or

	C.	is a Plan with the same Administrator as another Plan on whose account the Administrator holds such security;

(vii)	because such Person:

	A.	is a Client of an Investment Manager and such security is owned at law or in equity by the Investment Manager;

	B.	has an Estate Account or an Other Account with a Trust Company and such security is owned at law or in equity by the Trust Company; or

	C.	is a Plan and such security is owned at law or in equity by the Administrator of the Plan; or

(viii)	because such Person is the registered holder of securities as a result of carrying on the business of, or acting as nominee for, a securities depositary;

(e)	“Board of Directors” means the board of directors of the Company or any duly constituted and empowered committee thereof;

(f)	“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in º are authorized or obligated by law to close;

(g)

“Canadian Dollar Equivalent” of any amount which is expressed in United States dollars means, on any date, the Canadian dollar equivalent of such amount determined by multiplying such amount by the U.S. - Canadian Exchange Rate in effect on such date;

(h)

“Close of business” on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the º office of the principal transfer agent for the Common Shares (or, after the Separation Time, the º office of the Rights Agent) is closed to the public;

(i)

“Common Shares” means the common shares without par value in the capital of the Company and any other shares in the capital of the Company into which such shares may be subdivided, consolidated, reclassified or changed; provided, however, that “common shares”, when used with reference to any Person other than the Company, shall mean the class or classes of shares (or similar equity interest) with the greatest per share voting power entitled to vote generally in the election of all directors of such other Person;

(j)	“Competing Permitted Bid” means a Take-over Bid that:

(i) is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid (in this definition, the “Prior Bid”);

(ii) satisfies all the provisions of the definition of a Permitted Bid other than the requirements set out in clause 1.1(jj)(ii)(A)(1) of the definition of Permitted Bid; and

(iii)

contains, and the take-up and payment for securities tendered or deposited thereunder are subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on a date that is no earlier than the later of (A) the earliest date on which Voting Shares may be taken up or paid for under any Prior Bid in existence at the date of such Take-over Bid and (B) the last day on which the Take-over Bid must be open for acceptance after the date of such Take-over Bid under applicable Canadian provincial securities legislation;

(k)	“Controlled”: a corporation is “controlled” by another Person or two or more Persons if:

(i)

securities entitled to vote in the election of directors carrying more than fifty percent (50%) of the votes for the election of directors are held, directly or indirectly, by or on behalf of the other Person or Persons; and

	(ii)	the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation,

and “control”, “controls” and “controlling” shall be interpreted accordingly;

(l)

“Convertible Securities” means at any time any securities issued by the Company (including rights, warrants and options but other than the Rights) carrying any purchase, exercise, conversion or exchange right, but pursuant to which the holder thereof may acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is exercisable immediately or exercisable after a specified period and whether or not on condition or the happening of any contingency);

(m)

“Convertible Security Acquisition” means the acquisition of Common Shares upon the exercise of Convertible Securities received by such Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Pro Rata Acquisition;

(n)	“Co-Rights Agent” has the meaning ascribed thereto in subsection 4.1(a);

(o)

“Disqualification Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report or filing made or filed pursuant to Sections 13(d) or 14 under the 1934 Exchange Act) that any Person has made or proposes to make a Take-over Bid alone or acting jointly or in concert with any other Person;

(p)	“Dividend Reinvestment Acquisition” means an acquisition of Voting Shares pursuant to a Dividend Reinvestment Plan;

(q)

“Dividend Reinvestment Plan” means a regular dividend reinvestment or other plan of the Company made available by the Company to holders of its securities where such plan permits the holder to direct that some or all of:

	(i)	dividends paid in respect of shares of any class of the Company;

	(ii)	proceeds of redemption of shares of the Company;

	(iii)	interest paid on evidences of indebtedness of the Company; or

	(iv)	optional cash payments;

be applied to the purchase from the Company of Common Shares;

(r)	“Election to Exercise” has the meaning ascribed thereto in subsection 2.2(d);

(s)	“Exempt Acquisition” means a share acquisition:

in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of subsection 5.1(d), 5.1(e) or 5.1(f);

(i)	which was made on or prior to the Record Time;

(ii)	which was made pursuant to a Dividend Reinvestment Plan;

(iii)

pursuant to the receipt or exercise of rights issued by the Company to all the holders of the Common Shares to subscribe for or purchase Common Shares or Convertible Securities, provided that such rights are acquired directly from the Company and not from any other Person;

(iv)	pursuant to a distribution by the Company of Common Shares or Convertible Securities made pursuant to a prospectus; or

(v)

pursuant to a distribution by the Company of Common Shares or Convertible Securities by way of a private placement by the Company or upon the exercise by an individual employee of stock options granted under a stock option plan of the Company or rights to purchase securities granted under a share purchase plan of the Company, where

A.

all necessary stock exchange approvals for such private placement, stock option plan or share purchase plan have been obtained and such private placement, stock option plan or share purchase plan complies with the terms and conditions of such approvals; and

B.

such Person does not become the Beneficial Owner of more than twenty- five (25%) of the Common Shares of the Company outstanding immediately prior to the distribution, and in making this determination the Common Shares to be issued to such Person in the distribution shall be deemed to be held by such Person but shall not be included in the aggregate number of outstanding Common Shares immediately prior to the distribution;

(t)

“Exercise Price” means the price at which a holder may purchase the securities issuable upon exercise of one whole Right and, until adjustment thereof in accordance with the terms hereof, the Exercise price shall be equal to º dollars;

(u)	“Expansion Factor” has the meaning ascribed thereto in subsection 2.3(a);

(v)	“Expiration Time” means the earlier of:

	(i)	the Termination Time; or

	(ii)	the close of the annual general meeting of the shareholders of the Company held in º (the “ º AGM”) or if this Agreement is reconfirmed at the º AGM pursuant to Section 5.16, the close of the annual general meeting of the shareholders of the Company held in º (the “º AGM”);

(w)	“Flip-in Event” means a transaction in or pursuant to which any Person becomes an Acquiring Person;

(x)	“Holder” has the meaning ascribed thereto in Section 2.8;

(y)	“Independent Shareholders” means holders of Voting Shares other than;

	(i)	any Acquiring Person;

	(ii)	any Offeror;

	(iii)	any Associate or Affiliate of any Acquiring Person or Offeror;

	(iv)	any Person acting jointly or in concert with any Acquiring Person or any Offeror; and

(v)

any employee benefit plan, deferred profit sharing plan, stock participation plan or trust for the benefit of employees of the Company or any Subsidiary of the Company but excluding in any event a plan or trust in respect of which the employee directs the manner in which the Voting Shares are to be voted and directs whether the Voting Shares be tendered to a Take-over Bid;

(z)

“Lock-up Agreement” means an agreement between a Person and one or more holders of Voting Shares or Convertible Securities (each a “Locked-up Person”) (the terms of which are publicly disclosed and a copy of which is made available to the public (including the Company) not later than the date the Lock-up Bid (as defined below) is publicly announced or, if the Lock-up Bid has been made prior to the date on which such agreement is entered into, forthwith, and in any event not later than the date of such agreement), pursuant to which each such Locked-up Person agrees to deposit or tender Voting Shares or Convertible Securities (or both) to a Take-over Bid (the “Lock-up Bid”) made or to be made by the Person or any of such Person’s Affiliates or Associates or any other Person referred to in Clause (iii) of the definition of Beneficial Owner; provided that:

	(i)	the agreement:

A.

permits the Locked-up Person to terminate its obligation to deposit or tender, and permits the Locked-up Person to withdraw if already deposited or tendered, the Voting Shares or Convertible Securities (or both) from the Lock-up Bid in order to tender or deposit such securities to another Take-over Bid or to support another transaction that is more favorable than the Lock-up Bid; or

B.

(1) permits the Locked-up Person to terminate its obligation to deposit or tender, and permits the Locked-up Person to withdraw if already deposited or tendered, the Voting Shares or Convertible Securities from the agreement in order to tender or deposit the Voting Shares or Convertible Securities to another Take-over Bid, or to support another transaction that provides for a consideration for each Voting Share or Convertible Security that exceeds by as much as or more than a specified amount (the “Specified Amount”) the consideration for each Voting Share or Convertible Security contained in or proposed to be contained in, and is made for at least the same number of Voting Shares or Convertible Securities as, the Lock-up Bid; and

(2) does not by its term provide for a Specified Amount that is greater than seven percent (7%) over the consideration for each Voting Share or Convertible Security contained in or proposed to be contained in the Lock-up Bid;

and, for greater clarity, the agreement may contain a right of first refusal or permit a period of delay to give such Person an opportunity to at least match a higher consideration in another Take-over Bid and may provide for other similar limitation on a Locked-up Person’s right to withdraw Voting Shares or Convertible Securities (or both) from the agreement, as long as the Locked-Up Person can accept another bid or tender to another transaction; and

	(ii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:

		A.	the cash equivalent of two and a half percent (2½%) of the price or value payable under the Lock-up Person; and

B.

fifty percent (50%) of the amount by which the price or value payable under another Take-over Bid or transaction to a Locked-up Person exceeds the price or value of the consideration that such Locked-up Person would have received under the Lock-up Bid, are payable by a Locked-up Person pursuant to the agreement in the event a Locked-up Person fails to deposit or tender Voting Shares or Convertible Securities (or both) to the Lock-up Bid, withdraws Voting Shares or Convertible Securities (or both) previously tendered thereto or supports another transaction.

(aa)

“Market Price” per share of any securities on any date of determination shall mean the average of the daily closing prices per share of such securities (determined as described below) on each of the twenty (20) consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 shall have caused the closing price in respect of any Trading Day used to determine the Market Price not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the closing price on such date of determination.

Notwithstanding the foregoing, where the Board of Directors is satisfied that the Market Price of securities as determined herein was affected by an anticipated or actual Take- over Bid or by improper manipulation, the Board of Directors may, acting in good faith, determine the Market Price of securities, such determination to be based on a finding as to the price at which a holder of securities of that class could reasonably have expected to dispose of his, her or its securities immediately prior to the relevant date excluding any change in price reasonably attributable to the anticipated or actual Take-over Bid or to the improper manipulation;

(bb)

 “1933 Securities Act” means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, as in effect on the date of this Agreement or as the same may be amended, re-enacted or replaced by any comparable or successor laws or regulations thereto;

(cc)

“1934 Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, as in effect on the date of this Agreement or as the same may be amended, re-enacted or replaced by any comparable or successor laws or regulations thereto;

(dd)

“Nevada Business Corporation Act” shall mean the Nevada Business Corporation Act, as amended, and the rules and regulations thereunder, as in effect on the date of this Agreement or as the same may be amended, re-enacted or replaced by any comparable or successor laws or regulations thereto;

(ee)	“Nominee” has the meaning ascribed thereto in subsection 2.2(c);

(ff)	“Offer to Acquire” shall include:

(i)	an offer to purchase, or a solicitation of an offer to sell, Voting Shares or Convertible Securities, and

(ii)	an acceptance of an offer to sell Voting Shares or Convertible Securities, whether or not such offer to sell has been solicited,

(iii)	or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell;

(gg)

“Offeror” means a Person who has announced an intention to make or who has made a Take-over Bid (including a Permitted Bid or Competing Permitted Bid but excluding an Offer to Acquire made by an Investment Manager, Trust Company, Crown Agency, Statutory Body, Administrator or Plan referred to in clause 1.1(d)(v) pf the definition of Beneficial Owner pursuant to a distribution by the Company or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) in the circumstances contemplated in clause 1.1(d)(v) but only so long as the Take-over Bid so announced or made has not been withdrawn or terminated or has not expired;

(hh)	“Offeror’s Securities” means the Voting Shares Beneficially Owned by an Offeror on the date of an Offer to Acquire;

(ii)	“Ordinary course dividends” means cash dividends paid in any fiscal year of the Company to the extent that such cash dividends, in the aggregate, do not exceed the greatest of:

(i)	200% of the aggregate amount of cash dividends declared payable by the Company on its Common Shares in its immediately preceding fiscal year;

(ii)	300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Company on its Common Shares in its three immediately preceding fiscal years; and

(iii)	100% of the aggregate consolidated net income of the Company, before extraordinary items, for its immediately preceding fiscal year;

(jj)	“Permitted Bid” means a Take-over Bid made by an Offeror by way of a take-over bid circular which also complies with the following additional provisions:

	(i)	the Take-over Bid is made for any and all Voting Shares to all holders of record of Voting Shares wherever resident as registered on the books of the Company, other than the Offeror;

	(ii)	the Take-over Bid contains, and the take up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that:

		A.	no Voting Shares will be taken up or paid for pursuant to the Take-over Bid:

			1.	prior to the close of business on a date which is not earlier than the sixtieth (60th) day following the date of the Take-over Bid; and

			2.	unless at such date more than fifty percent (50%) of the Voting Shares held by Independent Shareholders have been deposited pursuant to the Take-over Bid and not withdrawn;

B.

unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time prior to the close of business on the date of first take-up or payment described in subparagraph (ii)(A)(l) of this definition and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn at any time prior to the close of business on such date; and

C.

if the condition set forth in subparagraph (ii)(A)(2) is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than ten Business Days from the date of such public announcement;

provided that:

(I)	if a Take-over Bid constitutes a Competing Permitted Bid, the term “Permitted Bid” shall also mean the Competing Permitted Bid;

(II)	a Permitted Bid will cease to be a Permitted Bid at any time when such bid ceases to meet any of the provisions of this definition; and that, at such time, any acquisition of Voting Shares made pursuant to such Permitted Bid, including any acquisition of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition;

(kk)	“Permitted Bid Acquisition” means an acquisition made pursuant to a Permitted Bid or a Competing Permitted Bid;

(ll)

“Person” shall include any individual, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, body corporate, corporation, unincorporated organization or association, syndicate, government and its agencies or other entity or group, whether or not having legal personality and any of the foregoing acting in any derivative, representative or fiduciary capacity;

(mm)

“Pro Rata Acquisition” means an acquisition by a person of Beneficial Ownership of Voting Shares as a result of: a Dividend Reinvestment Acquisition; a stock dividend, a stock split or other event pursuant to which a Person becomes Beneficial Owner of Voting Shares on the same pro rata basis as all other holders of Voting Shares; the acquisition or exercise by such Person of rights to purchase Voting Shares distributed to such Person in the course of a distribution to all holders of Voting Shares pursuant to a rights offering or pursuant to a prospectus; or a distribution of Voting Shares or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities), made pursuant to a prospectus or a distribution by way of a private placement; provided that the Person does not thereby acquire a greater percentage of such Voting Shares, or securities convertible into or exchangeable for Voting Shares, so offered than the Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition;

(nn)	“Record Time” means º on º;

(oo)	“Redemption Price” has the meaning ascribed thereto in subsection 5.1(a);

(pp)	“Right” means a right to purchase a Common Share, upon the terms and subject to the conditions set forth in this Agreement;

(qq)	“Rights Agent” means º, the rights agent appointed by the Company to act as agent for the Company in accordance with the terms and conditions of this Agreement;

(rr)	“Rights Certificate” has the meaning ascribed thereto in subsection 2.2(c) and shall be in substantially the form set out in Exhibit A to this Agreement;

(ss)	“Rights Registrar” means º, the registrar for the Rights appointed pursuant to subsection 2.6(a) of this Agreement;

(tt)	“Rights Register” has the meaning ascribed thereto in subsection 2.6(a);

(uu)	“Separation Time” means the close of business on the tenth (10th) Trading Day after the earlier of:

(i)	the Stock Acquisition Date;

(ii)

the date of the commencement of or first public announcement of the intent of any Person (other than the Company or any Subsidiary of the Company) to commence a Take-over Bid (other than a Permitted Bid or Competing Permitted Bid); and

(iii)	the date upon which a Take-over Bid ceases to be a Permitted Bid or Competing Permitted Bid;

or such later time as may be determined by the Board of Directors (or any committee of the Board of Directors so designated by the Board of Directors) acting in good faith provided that, if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time, and further provided that:

A.

if any Take-over Bid referred to in paragraph (ii) of this definition expires, or is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for the purposes of this definition, never to have been made; and

B.

if the Board of Directors determines pursuant to subsection 5.1(d), (e) or (f) to waive the application of Section 3.1 to a Flip-in Event, the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred;

(vv)	“Special Meeting” means a special meeting (including a combined annual and special meeting) of the holders of Voting Shares called by the Board of Directors for the purpose of:

	(i)	ratifying the distribution and continued existence of the Rights in accordance with Section 5.15; or

	(ii)	approving an amendment, variation or rescission of any of the provisions of this Agreement pursuant to subsections 5.4(b), 5.4(c) or 5.4(e);

(ww)

“Stock Acquisition Date” means the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report or filing made or filed pursuant to Sections 13(d) or 14 of the 1934 Exchange Act by the Company or an Acquiring Person indicating that a Person has become an Acquiring Person;

(xx)	“Subsidiary”: a corporation shall be deemed to be a Subsidiary of another corporation if:

	(i)	it is controlled by:

		A.	that other; or

		B.	that other and one or more corporations each of which is controlled by that other; or

		C.	two or more corporations each of which is controlled by that other; or

(ii) it is a Subsidiary of a corporation that is that other’s Subsidiary;

(yy)

“Take-over Bid” means an Offer to Acquire Voting Shares or other securities if, assuming the Voting Shares or other securities subject to the Offer to Acquire are acquired at the date of the Offer to Acquire by the Person making the Offer to Acquire, such Voting Shares (including all Voting Shares that may be acquired upon exercise of all rights of conversion, exchange or purchase attaching to the other securities) together with the Offeror’s Securities would constitute in the aggregate twenty percent (20%) or more of the outstanding Voting Shares at the date of the Offer to Acquire;

(zz)	“Termination Time” means the time at which the right to exercise Rights shall terminate pursuant to Sections 5.1 or 5.15;

(aaa)

“Trading Day”, when used with respect to any securities, means a day on which the principal Canadian stock exchange or United States securities exchange or quotation system on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian stock exchange or United States securities exchange or quotation system, a Business Day;

(bbb)	“U.S. - Canadian Exchange Rate” means, on any date:

(i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate, and

(ii)

in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith, and

(ccc)	“Canadian – U.S. Exchange Rate” means, on any date:

(i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one Canadian dollar into United States dollars, such rate, and

(ii)

in any other case, the rate for such date for the conversion of one Canadian dollar into United States dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith;

(ddd)

“U.S. Dollar Equivalent” of any amount which is expressed in Canadian dollars means, on any date, the United States dollar equivalent of such amount determined by multiplying such amount by the Canadian-U.S. Exchange Rate in effect on such date;

(eee)	“Voting Shares” means the Common Shares and any other shares of capital stock or voting interests of the Company entitled to vote generally in the election of all directors; and

(fff)

“Voting Share Reduction” means an acquisition or redemption by the Company or a Subsidiary of the Company of Voting Shares which, by reducing the number of Voting Shares outstanding or which may be voted, increases the proportionate number of Voting Shares Beneficially Owned by any Person.

1.2	Currency

     All sums of money which are referred to in this Agreement are expressed in lawful money of º, unless otherwise specified.

1.3	Headings

     The division of this Agreement into Articles, Sections, subsections, paragraphs and subparagraphs and the insertion of headings, subheadings and a table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.4	References to Agreement

     References to “this Agreement”, “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions refer to this Agreement, as amended or supplemented from time to time, and not to any particular Article, Section, subsection, paragraph, subparagraph or other provision hereof and include any and every instrument supplemental or ancillary hereto. Unless the context otherwise requires, references in this Agreement to an Article, Section, subsection, paragraph, subparagraph or Exhibit by number, letter or otherwise refer to the Article, Section, subsection, paragraph, subparagraph or Exhibit, respectively, bearing that designation in this Agreement.

1.5	Calculation of Number and Percentage of Beneficial Ownership of Outstanding Voting Shares

     For purposes of this Agreement, the percentage of outstanding Voting Shares Beneficially Owned by any Person shall be and be deemed to be the product determined by the formula:

100 x A
B

where:

	A =	the number of votes for the election of all directors generally attaching to the outstanding Voting Shares Beneficially Owned by such Person; and

	B =	the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

     For the purpose of the foregoing formula, where any person is deemed to Beneficially Own unissued Voting Shares which may be acquired pursuant to Convertible Securities, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person in both the numerator and the denominator, but no other unissued Voting Shares which may be acquired pursuant to any other outstanding Convertible Securities shall, for the purposes of that calculation, be deemed to be outstanding.

1.6	Acting Jointly or in Concert

     For purposes of this Agreement, a Person is acting jointly or in concert with every other Person who is a party to any agreement, commitment or understanding, whether formal or informal and whether or not in writing, with the first mentioned Person for the purpose of acquiring or offering to acquire Voting Shares (other than customary agreements with and between underwriters and/or banking group and/or selling group members with respect to a distribution of securities pursuant to a prospectus or by way of private placement and other than pursuant to pledges of securities in the ordinary course of business).

1.7	Generally Accepted Accounting Principles

     Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the º or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.

ARTICLE 2

THE RIGHTS

2.1	Issuance and Evidence of Rights; Legend on Common Share Certificates

(a)

The Company shall issue one Right in respect of each Common Share outstanding at the Record Time and one Right in respect of each Common Share which may be issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time in accordance with the terms hereof. Notwithstanding the foregoing, the Company may, after the Separation Time but prior to the Expiration Time, issue one Right in respect of each Common Share which is issued after the Record Time pursuant to the exercise of Convertible Securities which are outstanding at the Stock Acquisition Date.

(b)

Certificates representing Common Shares issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time shall evidence, in addition to the Common Shares, one Right for each Common Share evidenced thereby and shall have impressed on, printed on, written on or otherwise affixed to them a legend in the following (or substantially similar) form:

“Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Shareholder Rights Plan Agreement made as of º (the “Rights Agreement”), between Uranerz Energy Corporation (the “Company”) and º, as rights agent, as amended from time to time, the terms of which are hereby incorporated herein by reference and a copy of which may be inspected during normal business hours at the principal office of the Company. Under certain circumstances, as set out in the Rights Agreement, the Rights may be amended, redeemed, may expire, may become null and void or may be evidenced by separate certificates and no longer evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge as soon as practicable after the receipt of a written request therefor.”

Certificates representing Common Shares that are issued and outstanding at the Record Time shall also evidence one Right for each Common Share evidenced thereby, notwithstanding the absence of the foregoing legend, until the earlier of the Separation Time and the Expiration Time.

2.2	Initial Exercise Price; Exercise of Rights; Detachment of Rights

(c)

Subject to adjustment as herein set forth (including without limitation any adjustment described in Article 3), each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one Common Share. Notwithstanding any other provision of this Agreement, any Rights held by the Company or any of its Subsidiaries shall be void.

	(d)	Until the Separation Time:

		(i)	the Rights shall not be exercisable and no Right may be exercised; and

		(ii)	each Right will be evidenced by the certificate for the associated Common Share and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

	(e)	From and after the Separation Time and prior to the Expiration Time:

		(i)	the Rights shall be exercisable; and

		(ii)	the registration and transfer of the Rights shall be separate from and independent of Common Shares.

Promptly following the Separation Time, the Company will prepare and the Rights Agent will mail or arrange to be mailed to each holder of record of Common Shares as of the Separation Time or who subsequently becomes a holder of record of Common Shares upon the exercise of rights attaching to Convertible Securities outstanding at the Stock Acquisition Date (other than an Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a “Nominee”), at such holder’s address as shown by the records of the Company (the Company hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):

A.

a rights certificate (“Rights Certificate”) representing the number of Rights held by such holder at the Separation Time and having such markers of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

B.	a disclosure statement describing the Rights;

provided that a Nominee shall be sent the materials provided for in paragraphs (A) and (B) above in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Company to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Company may require such first mentioned Person to furnish such information and documents as the Company deems necessary.

(f)

Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its principal office in º, the Rights Certificate evidencing such Rights together with:

(i)

an election to exercise such Rights (an “Election to Exercise”) substantially in the form attached to the Rights Certificate duly completed and executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

(ii)

payment in cash or by certified check, banker’s draft or money order payable to the order of the Company, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery or Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(g)

Upon receipt of a Rights Certificate, which is accompanied by a completed Election to Exercise that does not indicate that such Right is null and void as provided by subsection 3.1(b) and payment as set forth in subsection 2.2(d), the Rights Agent (unless otherwise instructed by the Company if the Company is of the opinion that the Rights cannot be exercised in accordance with this Agreement) will thereupon promptly:

(i)

requisition from the transfer agent for the Common Shares certificates representing the number of such Common Shares to be purchased (the Company hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)

after receipt of such certificate, deliver the Common Shares referred to in subclause 2.2 (e)(i) to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

	(iii)	when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuing fractional Common Shares;

	(iv)	when appropriate, after receipt of such cash, deliver the same to or to the order of the registered holder of the Rights Certificate; and

	(v)	tender to the Company all payments received on exercise of the Rights.

(h)

If the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised (subject to Section 5.5) will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(i)	The Company covenants and agrees that it will:

(i)

take all such action as may be necessary and within its power to ensure that all securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non- assessable;

(ii)

take all such action as may be necessary and within its power to comply with any applicable requirements of the Nevada Business Corporation Act, the 1933 Securities Act, the 1934 Exchange Act and any other applicable laws in connection with the issuance and delivery of the Rights, the Rights Certificates and the issuance of any securities upon exercise of Rights;

(iii)

use reasonable efforts to cause all securities issued upon exercise of Rights to be listed on the stock exchanges and/or quotation systems on which the Common Shares were listed and traded immediately prior to the Stock Acquisition Date;

(iv)

cause to be reserved and kept available out of its authorized and unissued classes of securities, the number of securities that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights; and

(v)

pay when due and payable any and all United States federal, provincial and state transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Company to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares, provided that the Company shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for securities in a name other than that of the holder of the Rights being transferred or exercised.

2.3	Adjustment to Exercise Price; Number of Rights

     The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3.

(a)	If the Company shall at any time after the Record Time and prior to the Expiration Time:

(i)

declare or pay a dividend on its Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) other than pursuant to any optional stock dividend program, dividend reinvestment plan or a dividend payable in Voting Shares in lieu of a regular periodic cash dividend;

(ii)	subdivide or change the outstanding Common Shares into a greater number of Common shares;

(iii)	combine or change the outstanding Common Shares into a smaller number of Common Shares; or

(iv)	issue any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) in respect of, in lieu of or in exchange for existing Common Shares;

except as otherwise provided in this Section 2.3, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefore shall occur after the Separation Time, the securities purchasable upon exercise of Rights shall be adjusted as of the payment or effective date such that:

A.	if the Exercise Price and number of Rights outstanding are to be adjusted,

1.

the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock) (the “Expansion Factor”) that a holder of one Common share immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof; and

	2.	each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor;

and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, combination or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it; and

B.

if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, combination or issuance would hold thereafter as a result thereof.

If after the Record Time and prior to the Expiration Time the Company shall issue any securities other than Common Shares in a transaction of a type described in paragraphs

2.3(a)(i) or (iv), such securities shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Company and the Rights Agent agree to amend this Agreement in order to effect such treatment.

(b)

If the Company shall at any time after the Record Time and prior to the Separation Time fix a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for or carrying a right to purchase Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to purchase or subscribe for Common Shares having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right per share) less than the Market Price per Common Share on such record date, the Exercise Price to be in effect after such record date shall be adjusted to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i)

the numerator of which shall be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights) would purchase at such Market Price per Common Share; and

(ii)

the denominator of which shall be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable).

If such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued (or are issued but not exercised), the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Company and/or the investment of periodic optional payments and/or employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) shall not be deemed to constitute an issue of rights or warrants by the Company; provided, however, that, in the case of any Dividend Reinvestment Plan, the right to purchase Common Shares is at a price per share of not less than ninety percent (90%) of the current market price per share (determined as provided in such plans) of the Common Shares.

(c)

If the Company shall at any time after the Record Time and prior to the Separation Time fix a record date for a distribution to all holders of Common Shares (including any such distribution made in connection with a merger or amalgamation in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than an ordinary course dividend or a dividend referred to in paragraph 2.3(a)(i)), assets or rights or warrants (excluding those referred to in subsection 2.3(b)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction:

(i)

the numerator of which shall be the Market Price per Common Share on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of Rights), on a per share basis, of the portion of the cash, assets, evidences of indebtedness, rights, options or warrants so to be distributed; and

	(ii)	the denominator of which shall be such Market Price per Common Share.

Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such a distribution is not so made, the Exercise Price shall be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed.

(d)	Each adjustment made pursuant to this Section 2.3 shall be made as of

	(i)	the payment or effective date for the applicable dividend, subdivision, change, combination or issuance, in the case of an adjustment made pursuant to subsection (a) above; and

(ii)

the record date for the applicable distribution, in the case of an adjustment made pursuant to subsection (b) or (c) above, subject to readjustment to reverse the same if such distribution shall not be made.

(e)

Notwithstanding anything herein to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Exercise Price; provided, however, that any adjustments which by reason of this subsection 2.3(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.3 shall be made to the nearest cent or to the nearest hundredth of a share. Notwithstanding the first sentence of this subsection 2.3(e), any adjustment required by this Section 2.3 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment and (ii) the Termination Time. Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Company shall:

	(i)	promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; and

	(ii)	promptly file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of Rights.

(f)

If the Company shall at any time after the Record Time and prior to the Separation Time issue any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in paragraph (a)(i) or (a)(iv) above, if the Board of Directors acting in good faith determines that the adjustments contemplated by subsections (a), (b) and (c) above in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding subsections (a), (b) and (c) above, but subject to the prior consent of the holders of Common Shares or Rights obtained in accordance with Section 5.4, such adjustments, rather than the adjustments contemplated by subsections (a), (b) and (c) above, shall be made. The Company and the Rights Agent shall have authority without the approval of the holders of the Common Shares or the holders of Rights to amend this Agreement as appropriate to provide for such adjustments.

(g)

Each Right originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of a Right, all subject to further adjustment as provided herein.

(h)

Irrespective of any adjustment or change in the Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

(i)

In any case in which this Section 2.3 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of Common Shares and other securities of the Company, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(j)

Notwithstanding anything in this Section 2.3 to the contrary, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that the Board of Directors shall in good faith determine to be advisable in order that any (i) consolidation or subdivision of the Common Shares, (ii) issuance wholly or in part for cash of any Common Shares or securities that by their terms are convertible into or exchangeable for Common Shares, (iii) stock dividends or (iv) issuance of rights, options or warrants referred to in this Section 2.3, hereafter made by the Company to holders of its Common Shares shall not be taxable to such shareholders.

(k)

The Company covenants and agrees that, after the Separation Time, it will not, except as permitted by Section 5.1 or Section 5.4, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(l)

If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to and shall be made prior to, any adjustment required pursuant to Section 3.1.

(m)

If the Company shall at any time after the Record Time and prior to the earlier of the Separation Time and the Expiration Time issue any Common Shares otherwise than in a transaction referred to in subsection 2.3(a) each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such share.

2.4	Date on Which Exercise is Effective

     Each Person in whose name any certificate for Common Shares or other securities, property or assets, if applicable, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares or other securities, property or assets, if applicable, represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered in accordance with subsection 2.2(d) hereof (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such Common Shares or other securities, property or assets on, and such certificate shall be dated, the next succeeding Business Day on which the Common Share transfer books of the Company are open.

2.5	Execution, Authentication, Delivery and Dating of Rights Certificates

(a)

The Rights Certificates shall be executed on behalf of the Company by any two of its directors and/or senior officers. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(b)

Promptly after the Company learns of the Separation Time, the Company will notify the Rights Agent in writing of such Separation Time and will deliver Rights Certificates executed by the Company to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Company) and send such Rights Certificates to the holders of the Rights pursuant to subsection 2.2(c). No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

	(c)	Each Rights Certificate shall be dated the date of countersignature thereof.

2.6	Registration, Registration of Transfer and Exchange

(a)

After the Separation Time, the Company will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar for the Rights (the “Rights Registrar”) for the purpose of maintaining the Rights Register for the Company and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. If the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

(b)

After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of subsections 2.6(d) and 3.1(b), the Company will execute, and the Rights Agent will manually countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

(c)

All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be the valid obligations of the Company, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)

Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

2.7	Mutilated, Destroyed, Lost and Stolen Rights Certificates

(a)

If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Company shall execute and the Rights Agent shall countersign and deliver in exchange therefore a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

	(b)	If there shall be delivered to the Company and the Rights Agent prior to the Expiration Time:

		(i)	evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and

		(ii)	such security or indemnity as may be reasonably required by them in their sole discretion to save each of them and any of their agents harmless,

then, in the absence of notice to the Company or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon the Company’s request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

(c)

As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto an any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d)

Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence the contractual obligation of the Company, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Agreement equally and proportionately with any and all other Rights duly issued by the Company.

2.8	Persons Deemed Owners

     The Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Common Shares).

2.9	Delivery and Cancellation of Certificates

     All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Company may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9, except as expressly permitted by this Agreement. The Rights Agent shall destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Company.

2.10	Agreement of Rights Holders

     Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights:

(a)	to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;

(b)	that, prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share;

(c)	that after the Separation Time, the Rights Certificate will be transferable only upon registration of the transfer on the Rights Register as provided herein;

(d)

that, prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share Certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary;

(e)	that such holder of Rights has waived his, her or its right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided herein);

(f)

that, subject to the provisions of Section 5.4 hereof, without the approval of any holder of Rights and upon the sole authority of the Board of Directors acting in good faith, this Agreement may be supplemented or amended from time to time pursuant to and as provided herein; and

(g)

that notwithstanding anything in this Agreement to the contrary, neither the Company nor the Board of Directors nor the Rights Agent shall have any liability to any holder of a Right or any other Person as result of the inability of the Company, the Board of Directors or the Rights Agent to perform any of their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, notice of hearing or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise inhibiting or restraining performance of such obligation.

2.11	Rights Certificate Holder not Deemed a Shareholder

     No holder, as such, of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Company or any right to vote at any meeting of shareholders of the Company whether for the election of directors or otherwise or upon any matter submitted to holders of shares of the Company at any meeting thereof, or to give or withhold consent to any action of the Company, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Company except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates shall have been duly exercised in accordance with the terms and provisions hereof.

ARTICLE 3

ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

3.1	Flip-in Event

(a)

Subject to subsections 3.1(b), 5.1(d), 5.1(e) and 5.1(f), if prior to the Expiration Time a Flip-in Event occurs, the Company shall take such action as shall be necessary to ensure and provide, within ten Business Days of such occurrence or such longer period as may be required to satisfy the requirements of the applicable securities acts or comparable legislation of each of the states of the United States so that, except as provided below, each Right shall thereafter constitute the right to purchase from the Company, upon payment of the Exercise Price and otherwise exercising such Right in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such Right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in the event that after the Stock Acquisition Date an event of a type analogous to any of the events described in Section 2.3 has occurred).

(b)

Notwithstanding anything in this Agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

		(i)	an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person); or

(ii)

a transferee of Rights, direct or indirect, of an Acquiring Person (or of any Affiliate or Associate of an Acquiring Person or of any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person) who becomes a transferee in a transfer that the Board of Directors has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Associate or Affiliate of an Acquiring Person), that has the purpose or effect of avoiding paragraph 3.1(b)(i);

shall become null and void without any further action, and any holder of such Rights (including any transferee of, or other successor to, such Rights whether directly or indirectly) shall not have any right whatsoever to exercise such Rights under any provision of this Agreement and shall not have thereafter any right whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this subsection 3.1(b) and such Rights shall become null and void.

(c)

Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either paragraph 3.1(b)(i) or (ii) or transferred to any Nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain substantially the following legend:

“The Rights represented by this Rights Certificate were Beneficially Owned by a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or a Person acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby are void in the circumstances specified in subsection 3.1(b) of the Rights Agreement.”

and may also contain, where and when required, a French language version of such legend; provided that the Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so in writing by the Company or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not a Person described in either paragraph 3.1(b)(i) or (ii).

(d)

From and after the Separation Time, the Company shall do all such acts and things as shall be necessary and within its power to ensure compliance with the provision of this Section 3.1, including without limitation, all such acts and things as may be required to satisfy the requirements of the Nevada Business Corporation Act, the 1933 Securities Act, the 1934 Exchange Act and any other applicable laws in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

(e)

If, upon the occurrence of a Flip-In Event, the aggregate number of Common Shares issuable upon the exercise of all Rights then outstanding would exceed the aggregate number of Common Shares that the Company is then authorized to issue pursuant to its constating documents, the number of Common Shares acquirable pursuant to each Right shall, notwithstanding subsection 3.1(a), be reduced pro rata to the extent necessary such that the aggregate number of Common Shares issuable upon the exercise of all outstanding Rights does not then exceed the aggregate number of Common Shares that the Company is then authorized to issue pursuant to its constating documents, provided that any such pro rata reduction will not affect the Exercise Price or any other term of this Agreement relating to the Rights.

3.2	Fiduciary and other Statutory Duties of the Board of Directors of the Company

     For clarification it is understood that nothing contained in this Article 3 shall be considered to affect the obligations of the Board of Directors to exercise its fiduciary and other statutory duties. Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of the Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the shareholders of the Company with respect to any Take-over Bid or otherwise) that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary and other statutory duties.

ARTICLE 4

THE RIGHTS AGENT

4.1	General

(a)

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents (“Co-Rights Agents”) as it may deem necessary or desirable. In the event that the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and the Co-Rights Agents shall be as the Company may determine. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, the reasonable expenses and counsel fees and other disbursements incurred by the Rights Agent in the administration and execution of this Agreement and the exercise and performance of its duties hereunder, including the reasonable fees and disbursements of any expert retained by the Rights Agent. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, costs, claims, actions, damages or expenses, incurred without negligence, bad faith or willful default on the part of the Rights Agent, for anything done or suffered or omitted to be done by the Rights Agent in connection with the acceptance, execution and administration of this Agreement and the performance of its duties hereunder, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation of the Rights Agent.

(b)

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be done by it in connection with its acceptance, execution and administration of this Agreement in reliance upon any certificate for Voting Shares or Common Shares, or any Rights Certificate or certificate for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be the genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

(c) The Company shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent.

4.2	Merger, Amalgamation or Consolidation or Change of Name of Rights Agent

(a)

Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.4. In case at the time each successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights

Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)

In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3	Duties of Rights Agent

     The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)

the Rights Agent may consult with legal counsel (who may be legal counsel for the Company) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted to be done by it in good faith and in accordance with such opinion; the Rights Agent may also, with the approval of the Company (such approval not to be unreasonably withheld), consult with such other experts as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent shall be entitled to rely in good faith on the advice of any such expert;

(b)

whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proven and established by a certificate signed by a Person reasonably believed by the Rights Agent to be a director and/or senior officer of the Company and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

(c)	the Rights Agent will be liable hereunder only for its own negligence, bad faith or willful misconduct;

(d)

the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Voting Shares or Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Company only;

(e)	the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the authorization, execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to subsection 3.1(b)) or any adjustment required under the provisions of Section 2.3 or be responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common shares to be issued pursuant to this Agreement or any Rights or as to whether any Common shares will, when issued, be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

(f)

the Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

(g)

the Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be a director and/or senior officer of the Company, and to apply to such individual for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in reliance upon instructions of any such individual;

(h)

subject to compliance with applicable laws, the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity; and

(i)

the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

4.4	Change of Rights Agent

     The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days’ notice (or such lesser notice as is acceptable to the Company) in writing delivered or mailed to the Company and to each transfer agent of Common Shares by registered or certified mail and to the holders of the Rights in accordance with Section 5.9. The Company may remove the Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by registered or certified mail and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of thirty (30) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent then the resigning Rights Agent or the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation incorporated under the laws of º. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but upon payment of its outstanding fees and expenses the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for that purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and give notice thereof to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.4, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

ARTICLE 5

MISCELLANEOUS

5.1	Redemption and Waiver

(a)

The Board of Directors acting in good faith may, with the prior consent of holders of Voting Shares or the holders of Rights given in accordance with subsection 5.1(j) or (k), as the case may be, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to the provisions of this Section 5.1, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)

If the Board of Directors elects or is deemed to have elected to redeem the Rights, and, in circumstances where subsection 5.1(a) is applicable, such redemption is approved by the holders of Voting Shares or the holders of Rights in accordance with subsection 5.1(j) or (k), as the case may be, the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

(c)

Within ten (10) days after the Board of Directors electing or having been deemed to have elected to redeem the Rights, or, if subsection 5.1(a) is applicable within ten (10) days after the holders of Voting Shares or the holders of Rights having approved a redemption of Rights in accordance with subsection 5.1(j) or (k), as the case may be, the Company shall give notice of redemption to the holders of the Rights in accordance with Section 5.9. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Company may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 5.1 or other than in connection with the purchase of Common Shares prior to the Separation Time. If the Redemption Price payable to any holder of Rights includes a fraction of a cent, such Redemption Price shall be rounded up to the nearest cent.

(d)

The Board of Directors acting in good faith may, prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, determine to waive the application of Section 3.1 to such particular Flip-in Event, provided that such Flip-in Event would occur by way of a Takeover Bid made by means of a takeover bid circular delivered to all holders of Voting Shares; further provided that if the Board of Directors waives the application of Section 3.1 to a such a Flip-in Event, the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Takeover Bid made by means of a takeover bid circular to all holders of Voting Shares which is made prior to the expiry of any Takeover Bid in respect of which a waiver is, or is deemed to have been, granted under this subsection 5.1(d).

(e)

The Board of Directors acting in good faith may, with the prior consent of the holders of Voting Shares given in accordance with subsection 5.1(j), determine, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular delivered to all holders of Voting Shares and otherwise than in the circumstances set forth in subsection 5.1(f), to waive the application of Section 3.1 to such Flip-in Event. In the event that the Board of Directors proposes such a waiver, the Board of Directors shall extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.

(f)

The Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and, in the event that such a waiver is granted by the Board of Directors, such Stock Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this subsection 5.1(f) must be on the condition that such Person, within ten (10) days after the foregoing determination by the Board of Directors or such earlier or later date as the Board of Directors may determine (the “Disposition Date”), has reduced its Beneficial ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the close of business on the Disposition Date, the Disposition Date shall be deemed to be the date of occurrence of a further Stock Acquisition Date and Section 3.1 shall apply thereto.

(g)

If a Person acquires Voting Shares pursuant to a Permitted Bid, a Competing Permitted Bid or an Exempt Acquisition occurring under subsection 5.1(d), then the Board of Directors shall, immediately upon the consummation of such acquisition and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

(h)

Where a Take-over bid that is not a Permitted Bid or Competing Permitted Bid expires, is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price.

(i)	Upon the Rights being redeemed pursuant to subsection 5.1(h), all the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights

Certificates representing the number of Rights held by each holder of record of Common Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred.

(j)

If a redemption of Rights pursuant to subsection 5.1(a) or a waiver of a Flip-in Event pursuant to subsection 5.1(e) is proposed at any time prior to the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Voting Shares. Such approval shall be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Company’s Articles.

(k)

If a redemption of Rights pursuant to subsection 5.1(a) or a waiver of a Flip-in event pursuant to subsection 5.1(e) is proposed at any time after the Separation Time, such redemption or waiver shall be submitted for approval to the holders of Rights. Such approval shall be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders. For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in clauses (i) to (v) inclusive of the definition of Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Company’s Articles and the Nevada Business Corporation Act with respect to meetings of shareholders of the Company.

(l)	The Company shall give prompt written notice to the Rights Agent of any waiver of the application of Section 3.1 made by the Board of Directors under this Section 5.1.

5.2	Expiration

     No Person shall have any rights whatsoever pursuant to or arising out of this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in subsections 4.1(a) and (b).

5.3	Issuance of New Rights Certificates

     Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

5.4	Supplements and Amendments

(a)

Without the approval of any holders of Voting Shares or Rights, the Company may make amendments to this Agreement to correct any clerical or typographical error or which are required to maintain the validity of the Agreement as a result of any change in any applicable legislation, regulatory requirements, regulations or rules thereunder. The Company may, prior to the date of the shareholders’ meeting referred to in Section 5.15, supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable. Notwithstanding anything in this Section 5.4 to the contrary, no supplement or amendment shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such change, supplement or amendment.

(b)

Subject to subsection 5.4(a), the Company may, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time before the Separation Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent shall be deemed to have been given if the action requiring such approval is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at the Special Meeting.

(c)

The Company may, with the prior consent of the holders of Rights obtained as set forth below, at any time on or after the Separation Time amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such amendment, variation or deletion shall be made to the provisions of Article 4 except with the written concurrence of the Rights Agent thereto. Such consent shall be deemed to have been given if such amendment, variation or deletion is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to vote at a meeting of the holders and representing fifty percent (50%) plus one of the votes cast in respect thereof.

(d)

Any approval of the holders of Rights shall be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to vote at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Company’s Articles and the Nevada Business Corporation Act with respect to meetings of shareholders of the Company.

(e)

Any amendments made by the Company to this Agreement pursuant to subsection 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation, regulation or rule thereunder shall:

(i)

if made before the Separation Time, be submitted to the shareholders of the Company at the next meeting of shareholders and the shareholders may, by the majority referred to in subsection 5.4(b) confirm or reject such amendment;

(ii)

if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for on a date not later than immediately following the next meeting of shareholders of the Company and the holders of Rights may, by resolution passed by the majority referred to in subsection 5.4(d) confirm or reject such amendment.

Any such amendment shall be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment shall cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights as the case may be.

5.5	Fractional Rights and Fractional Shares

(a)

The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the Market Price of a whole Right determined on the date on which such fractional Right would otherwise be issuable.

(b)

The Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. Fractions of Common Shares may, at the election of the Company, be evidenced by scrip certificates or in lieu of issuing fractional Common Shares, the Company shall pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share at the date of such exercise.

5.6	Rights of Action

     Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the registered holder of any other Rights, may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce such holder’s right to exercise such holder’s Rights in the manner provided in such holder’s Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any person subject to, this Agreement.

5.7	Regulatory Approvals

     Any obligation of the Company or action or event contemplated by this Agreement shall be subject to the receipt of any requisite approval or consent from any governmental or regulatory authority, including but not limited to the approval of the º [REGULATORY AUTHORITY]. Notwithstanding any provision of this Agreement, any amendment to this Agreement will be subject to the prior written consent of the º[REGULATORY AUTHORITY].

5.8	Unlawful Distributions

     If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance by the Company with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of

Directors acting in good faith shall take such actions as it may deem appropriate to ensure that such compliance is not required, including, without limitation, establishing procedures for the issuance to a Canadian or United States resident trustee of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the trustee or to the trustee and the Company, as the Company may determine, absolute investment discretion with respect thereto) and the sale thereof and remittance of proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Company or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States, in which jurisdiction such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes. Notwithstanding the foregoing, to the extent that the issuance or delivery of the Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any such jurisdiction in which such issue or delivery would be so unlawful, such Rights or securities shall be issued and delivered to such Persons to the extent the same may be so issued and delivered in reliance upon applicable exemptions from registration requirements in such jurisdictions.

5.9	Notices

     Any notice or demand authorized or required by this Agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Company shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, or sent by facsimile or other form of recorded electronic communication, charges prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Uranerz Energy Corporation
Suite 1410-800 West Pender Street
Vancouver, B.C. V6C 2V6

Attention: President
Facsimile: º

Any such notice or demand shall be deemed to have been received if delivered, on the date of delivery, or if sent by prepaid first class mail, on the fifth (5th) Business Day after mailing thereof, except in the case of interruption of regular mail service, in which case such notice shall be delivered, and on the day of telegraphing, telecopying or sending the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and, if not, on the first Business Day thereafter).

Any notice or demand authorized or required by this Agreement to be given or made by the Company or by the holder of any Rights to or on the Rights Agent shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, or sent by facsimile or other form of recorded electronic communication, charges prepaid, addressed (until another address is filed in writing with the Company) as follows:

º [RIGHTS AGENT]
º [ADDRESS OF RIGHTS AGENT]

Attention: Manager, Client Services

Facsimile: º

Any such notice or demand shall be deemed to have been received if delivered, on the date of delivery, or if sent by prepaid first class mail, on the fifth (5th) Business Day after mailing thereof, except in the case of interruption of regular mail service, in which case such notice shall be delivered, and on the day of telegraphing, telecopying or sending the same by other means of recorded electronic communication (provided such sending is during the normal business hours of the addressee on a Business Day and, if not, on the first Business Day thereafter).

Any notice or demand authorized or required by this Agreement to be given or made by the Company or the Rights Agent to or on the holder of any Rights shall be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the register of the Rights Agent or, prior to the Separation Time, on the register of the Company for its Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. In the event of any interruption of mail service, such notice required or permitted to be given hereunder will be deemed to be sufficiently given by advertisement of such notice in daily newspapers published in each of the cities of º.

5.10	Costs of Enforcement

     The Company agrees that if the Company fails to fulfill any of its obligations pursuant to this Agreement, then the Company will reimburse the holder of any Rights for the costs and expenses (including legal fees) incurred by such holder in actions to enforce his, her or its rights pursuant to this Agreement in any action, suit or proceeding in which a court of competent jurisdiction in a final non-appealable judgment has rendered judgment in favor of the holder.

5.11	Successors

     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

5.12	Benefits of this Agreement

     Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the holders of the Rights.

5.13	Governing Law

     This Agreement and each Right issued hereunder shall be deemed to be a contract made under the laws of º and for all purposes shall be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such province.

5.14	Severability

     If any Section, subsection, paragraph, subparagraph or other provision hereof or the application hereof to any circumstances or any right hereunder shall, in any jurisdiction and to any extent, be invalid or unenforceable, such Section, subsection, paragraph, subparagraph or other provision or such right shall be ineffective only as to such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining Sections, subsections, paragraphs, subparagraphs and other provisions hereof or rights hereunder in such jurisdiction or the application of such Section, subsection, paragraph, subparagraph or other provision or rights hereunder in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

5.15	Effective Date

     This Agreement is effective and in full force and effect in accordance with its terms from the date hereof. If this Agreement and its continued existence are not confirmed by resolution passed by a majority of the votes cast by holders of Common Shares who vote in respect of confirmation of this Agreement (other than any holder who does not qualify as an Independent Shareholder, with respect to all Common Shares Beneficially Owned by such Person) at a meeting of shareholders to be held not later than the date (the “º AGM Date”) of the º annual general meeting of shareholders of the Company (which date shall be no later than º months from the date of this Agreement), then this Agreement and any then outstanding Rights shall terminate and be void and of no further force and effect on and from that date which is the earlier of (a) the date of such meeting and (b) the º AGM Date.

5.16	Reconfirmation

(a)

Notwithstanding the confirmation of this Agreement and its continued existence pursuant to Section 5.15, this Agreement (as may be amended and restated) and its continued existence must be reconfirmed by a resolution passed by a majority of greater than fifty percent (50%) of the votes cast by all holders of Common Shares who vote in respect of such reconfirmation (other than any holder who does not qualify as an Independent Shareholder, with respect to all Common Shares Beneficially Owned by such Person) at the º AGM. If the Agreement and its continued existence are not so reconfirmed or are not presented for reconfirmation at the º AGM, this Agreement and all outstanding Rights shall terminate and be of no further force and effect on and from the close of the º AGM; provided that termination shall not occur if a Flip-In Event has occurred (other than a Flip-In Event in respect of which the application of section 3.1 has been waived pursuant to section 5.1) prior to the date upon which this Agreement would otherwise terminate pursuant to this subsection 5.16(a).

(b)

Notwithstanding the reconfirmation of this Agreement at the º AGM pursuant to subsection 5.16(a), this Agreement (as may be amended and restated) shall terminate on the earlier of the time at which the right to exercise Rights shall terminate pursuant to section 5.1 or the close of the º AGM; provided that termination shall not occur if a Flip- In Event has occurred (other than a Flip-In Event in respect of which the application of section 3.1 has been waived pursuant to section 5.1) prior to the date upon which this Agreement would otherwise terminate pursuant to this subsection 5.16(b).

5.17	Determinations and Actions by the Board of Directors

     The Board of Directors shall have the exclusive power and authority to administer and amend this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to:

(a)	interpret the provisions of this Agreement; and

(b)	make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights or to amend the Agreement).

All actions, calculations and determinations (including, for purposes of Clause (ii) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith, shall: (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties; and (ii) not subject the Board of Directors to any liability to the holders of the Rights.

5.18	Time of the Essence

Time shall be of the essence in this Agreement.

5.19	Execution in Counterparts

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

URANERZ ENERGY
CORPORATION

Per:

Per:

º [RIGHTS AGENT]

Per:

Per:

EXHIBIT A
Form of Rights Certificate

Certificate No.	_______________Rights

THE RIGHTS ARE SUBJECT TO TERMINATION ON THE TERMS SET FORTH IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 3.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR TRANSFEREES OF AN ACQUIRING PERSON OR ITS AFFILIATES OR ASSOCIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY PERSON ACTING JOINTLY OR IN CONCERT WITH ANY OF THEM MAY BECOME VOID WITHOUT ANY FURTHER ACTION.

Rights Certificate

This certifies that __________________________________ , or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Amended and Restated Shareholder Rights Plan Agreement dated as of º (the “Rights Agreement”) between Uranerz, a company incorporated under the Nevada Business Corporation Act (the “Company”) and º a company incorporated under º, as rights agent (the “Rights Agent”) (which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Company at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the Expiration Time (as such term is defined in the Rights Agreement), one fully paid common share of the Company (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal office in the city of º. Until adjustment thereof in certain events as provided in the Rights Agreement, the Exercise Price is º.

The Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement which terms, provisions and conditions are hereby incorporated herein by reference and made a part thereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the principal office of the Company and are available upon written request.

The Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and the date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights now exercised. No fractional Common Shares will be issued upon the exercise of any Rights evidenced hereby, but in lieu thereof a cash payment will be made as provided in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at a redemption price of $0.0001 per Right, subject to adjustment in certain events, under certain circumstances at its option.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

The Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

DATED: _________________________	URANERZ ENERGY CORPORATION

Per:

Per:

Countersigned:

º [RIGHTS AGENT]

Per:
Authorized Signatory

2

EXHIBIT B

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED ________________________________ hereby sells, assigns and transfers unto

(please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________ attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Date: ___________________________
Signature

Signature Guarantee:	(Signature must correspond to the name as written upon the face of the Rights Certificate, in every particular, without alteration or enlargement, or any change whatsoever).

Signature must be guaranteed by a registered national securities exchange in the United States, a member firm of a stock exchange in Canada, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in Canada or the United States.

(To be completed by the assignor if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert therewith. Capitalized terms shall have the meaning ascribed thereto in the Rights Agreement.

Signature

(please print name of signatory)

(To be attached to each Rights Certificate)

EXHIBIT C

FORM OF ELECTION TO EXERCISE

TO:

The undersigned hereby irrevocably elects to exercise __________________________________ whole Rights represented by the Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Address

Social Insurance, Social Security or Other Taxpayer Identification Number

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Address

Social Insurance, Social Security or Other Taxpayer Identification Number

Date: ___________________________
Signature

Signature Guarantee:	(Signature must correspond to the name as written upon the face of the Rights Certificate, in every particular, without alteration or enlargement, or any change whatsoever).

Signature must be guaranteed by a registered national securities exchange in the United States, a member firm of a stock exchange in Canada, a registered national securities exchange in the United States, a member of the Investment Dealers Association of Canada or National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in Canada or the United States.

(To be completed by the exerciser if true)

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or by any Person acting jointly or in concert therewith. Capitalized terms shall have the meaning ascribed thereto in the Rights Agreement.

Signature

(please print name of signatory)

NOTICE

In the event the Certificate set forth above in the applicable Forms of Assignment or Election is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof and, in the case of an Assignment, will affix a legend to that effect on any Rights Certificates issued in exchange for this Rights Certificate. Capitalized terms shall have the meaning ascribed thereto in the Rights Agreement.